UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒                              Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Pharmasset, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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August 28, 2009

Dear Stockholders:

It is my pleasure to invite you to a Special Meeting of Pharmasset, Inc. Stockholders. We will hold the meeting on Wednesday, September 23, 2009, at 10:00 a.m., at Pharmasset’s offices at 303-A College Road East, Princeton, New Jersey. During the Special Meeting, we will ask our stockholders to approve an increase in the number of shares authorized under our revised 2007 Equity Incentive Plan. There will also be time for questions.

The enclosed Notice of Special Meeting, Proxy Statement, and Proxy Card provide information about Pharmasset in addition to describing the business we will conduct at the meeting.

Your vote is important. Whether or not you expect to attend the Special Meeting, please vote your shares using any of the following methods: vote by the Internet, as described in the instructions you receive; complete, sign, and date the proxy card or voting instruction card and return it in the prepaid envelope; or vote in person at the meeting.

Thank you for your ongoing support of Pharmasset. I look forward to seeing you at our Special Meeting.

Sincerely,

P. Schaefer Price President and Chief Executive Officer

PHARMASSET, INC.

303-A College Road East

Princeton, New Jersey 08540

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on September 23, 2009

To our stockholders:

We invite you to our Special Meeting of Stockholders, which will be held at Pharmasset’s offices at 303-A College Road East, Princeton, New Jersey on Wednesday, September 23, 2009 at 10:00 a.m., local time. At the meeting, stockholders will be asked to approve an amendment of our revised 2007 Equity Incentive Plan.

Stockholders of record at the close of business on August 7, 2009, the record date for the Special Meeting, are entitled to notice of, and to vote at, the meeting. Your vote is important regardless of the number of shares you own. Whether or not you expect to attend the meeting, we hope you will take the time to vote your shares.

By Order of the Board of Directors,

Paul Lubetkin
Executive Vice President, General Counsel, and Secretary

Princeton, New Jersey

August 28, 2009

Proxy Statement

This Proxy Statement and the accompanying proxy card are being mailed, beginning on or about August 28, 2009, to owners of shares of Common Stock of Pharmasset, Inc. (which may be referred to herein as we, us, or the Company) in connection with the solicitation of proxies by our board of directors for our Special Meeting of Stockholders (the Special Meeting). This proxy procedure is necessary to permit all stockholders, many of whom are unable to attend the Special Meeting, to vote. Our board of directors encourages you to read this document thoroughly and to take this opportunity to vote on the matters to be decided at the Special Meeting.

IMPORTANT NOTICE REAGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 23, 2009.

THE PROXY STATEMENT FOR OUR SPECIAL MEETING IS AVAILABLE AT:

http://www.pharmasset.com/materials

Information about the Special Meeting and Voting

Who is entitled to vote at the Special Meeting?

Common stockholders of record at the close of business on August 7, 2009 (the record date) may vote at the Special Meeting. There were 28,170,736 shares of our Common Stock outstanding on August 7, 2009. During the 10 days before the Special Meeting, you may inspect a list of stockholders eligible to vote. If you would like to inspect the list, please call Paul Lubetkin, our Secretary, at (609) 613-4100 to arrange a visit to our offices.

If you were a stockholder of record on the record date, you will be entitled to vote all of the shares of our Common Stock that you held on that date at the Special Meeting or any postponements or adjournments of the Special Meeting.

How do I vote?

If you are a record holder, meaning your shares are registered in your name, you may vote or submit a proxy:

•

Over the Internet—If you have Internet access, you may authorize the voting of your shares by following the “Submit a proxy by Internet” instructions set forth on the enclosed proxy card. You must specify how you want your shares voted or your vote will not be completed and you will receive an error message. Your shares will be voted according to your instructions.

•

By Mail—Complete and sign the enclosed proxy card and mail it in the enclosed postage prepaid envelope. Your shares will be voted according to your instructions. If you sign your proxy card but do not specify how you want your shares voted, they will be voted as recommended by our board of directors. Unsigned proxy cards will not be voted.

•

In Person at the Meeting—If you attend the Special Meeting, you may deliver a completed and signed proxy card in person or you may vote by completing a ballot, which we will provide to you at the Special Meeting.

Most of our stockholders hold their shares in “street name” through a stockbroker, bank, or other nominee rather than directly in their own names. If you hold your shares in one of these ways, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your stockbroker, bank, or other nominee, who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your stockbroker, bank, or other nominee on how to vote your shares. If you hold your shares in street name, your stockbroker, bank, or other nominee has enclosed a voting instruction card for you to use in directing your stockbroker, bank, or other nominee in how to vote your shares.

How do I change my vote?

You may revoke your proxy at any time before your shares are voted at the Special Meeting by:

•	Notifying our Secretary, Paul Lubetkin, in writing, at 303-A College Road East, Princeton, New Jersey 08540, that you are revoking your proxy or

•	Submitting new voting instructions using any of the methods described above.

If you are the beneficial owner of shares held in street name, you must submit new voting instructions to your stockbroker, bank, or other nominee pursuant to the instructions you have received from them.

Will my shares be voted if I don’t return my proxy?

If your shares are registered directly in your name, your shares will not be voted if you do not vote using one of the methods described above.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing Kurt Leutzinger, our Chief Financial Officer, and Paul Lubetkin, our Executive Vice President, General Counsel, and Secretary, as your proxies. They may act together or individually on your behalf and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Special Meeting, please use the means available to you to vote by proxy so that your shares of Common Stock may be voted.

How will my proxy vote my shares?

Your proxy will vote according to your instructions. If you choose to vote by mail and complete, sign, and return the enclosed proxy card but do not indicate your vote, your proxy will vote “FOR” the approval of our revised 2007 Equity Incentive Plan. This is the only matter that will be voted on at the Special Meeting,

What constitutes a quorum?

The holders of a majority of the 28,170,736 shares of Common Stock issued and outstanding as of the record date, either present or represented by proxy, constitute a quorum. A quorum is necessary in order to conduct the Special Meeting. If you choose to have your shares represented by proxy at the Special Meeting, you will be considered part of the quorum. If a quorum is not present at the Special Meeting, the stockholders present in person or by proxy may adjourn the meeting to a date when a quorum is present. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

What vote is required to amend our Revised 2007 Equity Incentive Plan and how are votes counted?

The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote thereon will be required for the amendment of our revised 2007 Equity Incentive Plan. A properly executed proxy marked “ABSTAIN” with respect to this proposal will not be voted, although it will be counted for purposes of determining the number of shares of Common Stock represented in person or by proxy and entitled to vote. Accordingly, an abstention will have the effect of a negative vote.

Stockbrokers, banks, or other nominees do not have discretionary authority with respect to voting on the amendment of our revised 2007 Equity Incentive Plan; therefore, if beneficial owners do not provide instructions with respect to such matter (commonly referred to as broker non-votes), those shares will be included in determining whether a quorum is present but will have no effect on the vote.

Are there other matters to be voted on at the Special Meeting?

The amendment of our revised 2007 Equity Incentive Plan is the only matter to be voted on at the Special Meeting.

Where can I find the voting results?

We expect to report the voting results in our Annual Report on Form 10-K for the fiscal year ending September 30, 2009, which we anticipate filing with the Securities and Exchange Commission in December 2009.

Who is soliciting proxies, how are they being solicited, and who pays the cost?

We, on behalf of our board of directors, through our directors, officers, and employees, are soliciting proxies primarily by mail and the Internet. In addition, proxies may also be solicited in person, by telephone, or facsimile. We will pay the cost of soliciting proxies. We may also retain a proxy solicitor to aid in the solicitation of proxies and to verify records relating to the solicitation. If a proxy solicitor is retained, costs are not expected to exceed $20,000 plus reimbursement for expenses. The extent to which these proxy soliciting efforts will be necessary depends entirely upon how promptly proxies are received. You should deliver your proxy in accordance with the instructions set forth on the proxy without delay. We will also reimburse stockbrokers and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the beneficial owners of our Common Stock.

How may I obtain a copy of our Form 10-K or additional copies of this proxy statement?

You may request a copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2008 or this proxy statement to be sent to you for no charge, by writing to our Secretary, Pharmasset, Inc., 303-A College Road East, Princeton, New Jersey 08540.

Proposal—Approval of Amendment to Increase the Number of Shares

Authorized Under our Revised 2007 Equity Incentive Plan

Introduction

At our 2009 Annual Meeting of Stockholders (the 2009 Annual Meeting), our proposal to approve an amendment to our 2007 Equity Incentive Plan (the 2007 Plan) to increase by 500,000 shares the number of shares of our Common Stock authorized under the 2007 Plan was defeated. After the 2009 Annual Meeting, we were informed that many stockholders voted against the proposal because the 2007 Plan allowed stock options to be re-priced, replaced, or re-granted through cancellation or modification without stockholder approval. Before we mailed the Proxy Statement for the 2009 Annual Meeting, no stockholder or other advisory service had communicated concern about this provision. In addition, we had never re-priced, replaced, or re-granted stock options. Indeed, as a matter of corporate governance and policy, our board of directors agrees that stock options granted under the 2007 Plan should not be re-priced, replaced, or re-granted through cancellation or modification without stockholder approval. Consistent with these facts, our board of directors revised the 2007 Plan on July 15, 2009 expressly to so provide.

After the defeat of our proposal at the 2009 Annual Meeting, we communicated with several of our largest stockholders to learn whether, in addition to the option re-pricing provision, any of these investors had other concerns about the 2007 Plan. The only additional concerns communicated to us were from one substantial institutional holder. That holder stated that it does not, in general, support incentive plans that allow performance-based grants of options, stock, or other awards that fully vest in under one year from the date of grant or nonperformance-based grants that fully vest in under three years from the date of grant. In addition, this holder disfavors plan provisions that allow (a) grants of nonqualified stock options at an exercise price less than the fair market value on the date of grant or (b) a plan administrator to have discretion to issue stock, options, or cash awards to non-executive directors without approval of our board of directors or Compensation Committee. In addition, we also noted independently that certain investors disfavor equity incentive plans that contain liberal share recycling policies, such as the recycling of shares withheld in satisfaction of the exercise price of a stock option or in satisfaction of tax withholding obligations arising upon the delivery of shares. Recently, our board of directors approved a revised 2007 Plan to address these items. None of the changes to the 2007 Plan result in any change to our compensation practices and policies. In summary, we actively gained an understanding of our institutional investors’ corporate governance policies and concerns about our incentive plans and, based on those efforts, revised the 2007 Plan to meet every identified concern. We will refer to the 2007 Plan, revised as described in this Proxy Statement and as detailed in the Appendix, as our Revised 2007 Plan.

As of August 7, 2009, 221,231 shares of our Common Stock remain available for issuance under the Revised 2007 Plan. After providing for the issuance of our regular stock option and restricted stock grants to non-employee directors during the next fiscal year, 67,231 shares will remain available for issuance to employees, officers, and new hires. As of August 7, 2009, options to purchase 2,649,187 shares of Common Stock were issued and outstanding, which, together with the 221,231 shares available for issuance under the Plan, equals 10.2% of our fully-diluted Common Stock as of the record date (or 28,170,736 shares). The proposed 1,000,000 share increase will cause the number of shares of Common Stock issuable and available for issuance under the Revised 2007 Plan to represent approximately 13.7% of our fully-diluted Common Stock as of the record date.

Incentive-based compensation is a key component of our ability to attract, retain, and motivate officers, directors, and employees. We believe that our ability to grant equity incentives under the Revised 2007 Plan is a valuable and necessary compensation tool that aligns the long-term financial interests of our employees, non-employee directors, and consultants with the financial interests of our stockholders. An increase in the number of shares available for issuance under the Revised 2007 Plan is necessary to meet these objectives. Our board of directors believes that approval of the proposed increase in shares available for issuance under the Revised 2007 Plan is in the best interests of Pharmasset and its stockholders. Accordingly, our board of directors recommends that stockholders vote “FOR” the proposed 1,000,000 share increase in the number of shares authorized under the Revised 2007 Plan.

The material features of the Revised 2007 Plan are described below and the attached copy of the Revised 2007 Plan is incorporated into such discussion by reference. Approval of the increase in shares authorized under the Revised 2007 Plan requires the affirmative vote of the holders of a majority of the shares of our Common Stock represented in person or represented by proxy and entitled to vote on this proposal at the Special Meeting. If the increase in shares authorized under the Revised 2007 Plan is not approved by stockholders, the Revised 2007 Plan will remain in effect and will remain available for the issuance of new awards with respect to shares still available thereunder (and any additional shares that again become available under the plan’s share recycling provisions).

Summary of Revised 2007 Plan

Shares Available for Issuance. Our 1998 Stock Plan, as amended (1998 Plan), was originally adopted by our board of directors during 1998 and subsequently amended in 2000, 2004, and 2006. A maximum of 3,517,015 shares of our Common Stock were authorized for issuance under the 1998 Plan. The purpose of the 1998 Plan was to provide an incentive to officers, directors, employees, independent contractors, and other persons who provided significant services to us. Upon the closing of our initial public offering on May 2, 2007, we adopted the 2007 Plan. Following the adoption of the 2007 Plan, no additional awards were issued under the 1998 Plan and the shares remaining for future grant under the 1998 Plan were transferred to the 2007 Plan. Thus, at the time of its adoption, 1,317,190 shares were available for issuance under the 2007 Plan.

As noted above, as of August 7, 2009, 221,231 shares of our Common Stock remained available for issuance under the Revised 2007 Plan. The Proposal would increase the shares available by 1,000,000.

Share Recycling. Shares subject to awards under either the 1998 Plan or the 2007 Plan (whether before or after its revision) that expire or are forfeited, cancelled, or otherwise terminated without having been exercised will again become available for grant under the 2007 Revised Plan. Similarly, shares awarded under the 1998 Plan or 2007 Plan (again, whether before or after its revision) that are forfeited or repurchased at their original purchase price or less will again become available for grant under the Revised 2007 Plan.

Adjustments. In the event of any stock split, reverse stock split, recapitalization, combination, or reclassification of stock, stock dividend, spin-off, extraordinary cash dividend, or similar change to our capital structure (not including a Fundamental Transaction (as defined below) or change in control), our board of directors shall make appropriate equitable adjustments in order to preserve the value of outstanding and future awards under the Revised 2007 Plan, including adjustments to:

•	the number and type of awards that may be granted under the Revised 2007 Plan;

•	the number and type of options that may be granted to any individual under the Revised 2007 Plan;

•	the terms of any stock appreciation right;

•	the purchase price and number and class of securities issuable under each outstanding stock award;

•	the exercise price and number and class of securities issuable under each outstanding option; and

•	the repurchase price of any securities substituted for award shares that are subject to repurchase rights.

Award Limitations. No employee may be granted options or stock appreciation rights in any fiscal year under the Revised 2007 Plan to purchase or be issued more than 1,000,000 shares of our Common Stock (subject to adjustment in the event of a stock split or similar corporate event) or to receive compensation calculated with respect to more than that number of shares under stock appreciation rights. In addition, the maximum annual value of stock awards or cash awards to any individual that are intended to constitute qualified performance based compensation under Section 162(m) of the Code may not exceed $3,000,000.

Administration. The Revised 2007 Plan is administered by our board of directors which has delegated such responsibility to the Compensation Committee. The Compensation Committee may further delegate its responsibilities to one of our officers, provided that grants to executives or directors may be made only upon the authorization of our board or Compensation Committee. The Compensation Committee or other designated person or committee responsible for administering the Revised 2007 Plan is known as the administrator.

Eligibility. Awards under the Revised 2007 Plan may be granted to our employees, directors, and consultants. Incentive stock options may be granted only to our employees. The administrator determines which individuals are granted awards under the Revised 2007 Plan.

Termination of Employment. Generally, if an awardee’s service to us terminates other than by reason of death or disability, vested options or stock appreciation rights will remain exercisable for a period of 90 days following the termination of the awardee’s service, or if earlier, until the expiration of the term of the award. Unless otherwise provided for by the administrator, if an awardee dies or becomes disabled while an employee, consultant, or director, all of awardee’s vested options or stock appreciation rights will be exercisable for one year following the awardee’s death or disability or, if earlier, the expiration of the term of the option or stock appreciation right.

Nontransferability of Awards. Unless otherwise determined by the administrator, awards granted under the Revised 2007 Plan are not transferable other than pursuant to a will, the laws of descent and distribution, a domestic relations order, or to a designated beneficiary upon death and may be exercised, purchased, or settled during the awardee’s lifetime only by the awardee.

Exercise Price. The administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of our Common Stock on the date of grant or 110% in the case of a ten percent stockholder (as defined in the Revised 2007 Plan). The exercise price of a nonstatutory stock option or stock appreciation right may not be less than fair market value of our Common Stock on the date of grant. The fair market value of our Common Stock will generally be the closing sales price as quoted on the Global Market of NASDAQ on the date of grant.

Repricing. We may not re-price, replace, or re-grant stock options or stock appreciation rights granted under the Revised 2007 Plan without stockholder approval.

Exercise of Option; Form of Consideration. The administrator determines when options vest and become exercisable. The means of payment for shares issued on exercise of an option are specified in each option agreement. The Revised 2007 Plan permits payment to be made by cash, check, wire transfer, other shares of our Common Stock (with some restrictions), broker-assisted same-day sales, cancellation of any debt owed by us or any of our affiliates to the optionholder by withholding of shares otherwise deliverable upon exercise or by other means of consideration permitted by applicable law and the administrator.

Term of Options. The term of an option may be no more than 10 years from the date of grant. No option may be exercised after the expiration of its term. An incentive stock option granted to a greater than 10% stockholder may not have a term of more than five years.

Stock Awards. Stock awards may be in the form of restricted stock, deferred stock, restricted stock units, performance shares, phantom stock, stock appreciation rights, or other similar stock awards (including awards that do not require the participant to pay any amount to receive the shares). Restricted stock grants are awards of a specific number of shares of our Common Stock. Restricted stock units represent a promise to deliver shares of our Common Stock at a future date. Phantom stock is a promise to pay an amount of cash or property equal to the value of the underlying shares at a future date. Deferred stock is a grant of shares of our Common Stock that are distributed in the future upon satisfaction of certain conditions. Performance shares are rights to receive amounts, denominated in cash or shares of our Common Stock, based upon our or a participant’s performance during the period between the date of grant and a pre-established future date. Stock appreciation rights are rights to receive cash and/or shares of our Common Stock based on the amount by which the fair market value of a specific number of shares on the exercise date exceeds the fair market value of the shares on the grant date.

Each stock award is evidenced by a stock award agreement between us and the participant. The Revised 2007 Plan allows the administrator broad discretion to determine the terms of individual stock awards including the number of shares subject to a stock award; the purchase price of the shares, if any, and the means of payment for the shares; the performance criteria; the terms, conditions, and restrictions on the grant, issuance, vesting, and forfeiture of the shares subject to the stock award; and the restrictions on the transferability of the stock award.

Cash Awards. Cash awards may be granted either alone, in addition to, or in tandem with other awards granted under the Revised 2007 Plan. The grant or vesting of cash awards granted under the Revised 2007 Plan may be made contingent on the achievement of performance conditions and have other conditions and restrictions in the cash award agreement.

Objectively Determinable Performance Conditions. Stock or cash awards under the Revised 2007 Plan that are intended to satisfy the requirements for “qualified performance-based compensation” under Section 162(m) of the Code shall include specific performance goals (i) that are established (A) at the time an award is granted or (B) no later than the earlier of (1) 90 days after the beginning of the period of service to which it relates or (2) before the lapse of 25% of the period of service to which it relates, (ii) that are uncertain of achievement at the time they are established and (iii) the achievement of which is determinable by a third party with knowledge of the relevant facts. Measures that may be used in objectively determinable performance conditions are: net order dollars, net profit dollars, net profit growth, net revenue dollars, revenue growth, individual performance, earnings per share, return on assets, return on equity, and other financial objectives, objective customer satisfaction indicators, and efficiency measures, each with respect to us and/or an affiliate or individual business unit.

The adoption, disclosure, and approval of the foregoing performance criteria are intended to enable the issuance of awards that will constitute “qualified performance-based compensation” exempt from the deduction limitations of Section 162(m) of the Code. The performance criteria must be reaffirmed, or new performance criteria must be approved, by our stockholders every five years in order for awards made to constitute “qualified performance-based compensation” exempt from the deduction limitations of Section 162(m) of the Code.

Minimum Vesting Periods. Nonperformance-based awards under the Revised 2007 plan (other than annual director grants) will have a minimum vesting period of three years and performance-based awards of stock, options, or cash will have a minimum vesting period of one year. Notwithstanding the foregoing, the vesting of any award may be accelerated by the terms of the award, by action of our board or the Compensation Committee, upon (i) a Fundamental Transaction (as defined below) or change of control transaction (see “Fundamental Transactions and Change in Control,” below), (ii) a dissolution or liquidation of the company, (iii) the awardee’s termination due to death, disability or retirement or (iv) upon the occurrence of any substantially similar event or transaction. In addition, in the event of an awardee’s involuntary termination (as defined in the Revised 2007 Plan), an award may remain outstanding and the vesting of that award may be continued in accordance with the original vesting schedule, as though the awardee has remained employed.

Fundamental Transactions and Change in Control. The Revised 2007 Plan provides that in the event of (i) our merger or consolidation with or into another corporation, (ii) a sale of substantially all of our assets or (iii) the acquisition, sale, or transfer of more than 50% of our outstanding shares by tender offer or similar transaction (each, a “Fundamental Transaction”), or another change in control transaction, the successor entity may assume, convert or replace all outstanding awards or substitute all outstanding awards for equivalent awards or provide similar consideration as was provided to stockholders in connection with that transaction. If the successor entity does not assume or substitute all outstanding awards, the vesting of awards that will not be assumed or substituted will accelerate so that those awards may be exercised before the closing of the transaction and, to the extent not exercised, will then terminate. If a successor assumes or substitutes awards and a participant is involuntarily terminated within 18 months following the Fundamental Transaction or change in control transaction, the terminated participant will be credited with 12 months of additional service credit for purposes of determining the vested status of his or her awards on the date of termination.

Amendment and Termination. Our board of directors may amend, suspend, or terminate the Revised 2007 Plan at any time. However, we will solicit stockholder approval for any amendment to the Revised 2007 Plan to the extent necessary to comply with applicable laws or NASDAQ listing requirements. Generally, no action by our board of directors or stockholders may alter or impair any award previously granted under the Revised 2007 Plan without the written consent of the awardee. The Revised 2007 Plan will terminate in fiscal 2017 unless it is extended or terminated earlier pursuant to its terms.

Grants to Directors. Our non-employee directors receive grants of stock options upon their initial election to our board as well as on the date of each annual stockholders meeting. These practices are more fully described below in the section entitled “Compensation of Directors; Grants of Stock Options.” Unvested options held by our non-employee directors shall vest in full immediately prior to the occurrence of any Fundamental Transaction or change in control.

Withholding Taxes. As a condition to the grant or exercise of an award, we may require a participant to pay the amount necessary to cover any withholding taxes that arise in connection with the award. We may permit these obligations to be satisfied by delivering to the participant a lesser number of shares of common stock.

Federal Income Tax Consequences of Incentive Stock Options. Participants do not recognize income at the time an incentive stock option is granted. Participants also do not recognize income when they exercise their incentive stock options. However, the amount by which the fair market value of the common stock issued upon exercise of an incentive stock option exceeds the exercise price paid constitutes a tax preference item that may have alternative minimum tax consequences for the participant.

The tax consequences that arise when shares of common stock that were acquired upon exercise of an incentive stock option are sold depend on how long the shares were held. If the sale occurs more than one year after the date the shares were acquired and more than two years after the date the incentive stock option was granted, the participant will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale price of the shares and the exercise price. If the participant has not held the shares for the required holding periods, the participant will recognize ordinary compensation income and possibly capital gain or loss in such amounts as are prescribed by the Code and applicable regulations.

No federal income tax deduction is allowed to us upon the grant or exercise of an incentive stock option. If shares of common stock acquired upon exercise of an incentive stock option are sold before the holding periods described above are satisfied and the participant recognizes ordinary income, we will generally be entitled to a federal income tax deduction in the amount of such ordinary income.

Federal Income Tax Consequences of Nonqualified Stock Options. Holders of nonqualified options do not recognize income on the time the option is granted. Upon exercise of a nonqualified option, the participant will recognize ordinary compensation income equal to the amount by which the fair market value, as of the exercise date of the stock option, of the shares of common stock the participant receives upon exercise exceeds the exercise price paid. The participant’s tax basis in the shares of common stock received upon exercise will equal the exercise price paid plus the amount includible in the participant’s gross income (in effect, these amounts add up to the fair market value of the shares of common stock on the date of exercise).

If a participant disposes of any shares of common stock received upon the exercise of a nonqualified option, the participant will recognize a capital gain or loss equal to the difference between the participant’s tax basis in the shares of common stock and the amount of sale proceeds realized on disposition of the shares of common stock. The gain or loss will be either long-term or short-term, depending on the holding period. The holding period will commence on the date on which the participant recognizes taxable income in respect of such shares. Certain additional rules apply if the participant paid the exercise price for a stock option in shares of common stock that a participant already owned.

No federal income tax deduction is allowed to us upon the grant of a nonqualified option. We will generally be entitled to a federal income tax deduction in an amount equal to the ordinary compensation income that the participant recognizes at the time of exercise, subject to the applicable provisions of the Code and regulations. We are not entitled to any income tax deduction in connection with the participant’s disposition of shares of common stock.

Federal Income Tax Consequences of Restricted Stock. A participant will not recognize income upon the grant of a restricted stock if such award is subject both to a substantial risk of forfeiture and restrictions on transferability, unless the participant makes a special election with the Internal Revenue Service pursuant to Section 83(b) of the Code to be taxed on the date of grant.

Pursuant to Section 83(b) of the Code, a participant may elect, within 30 days of receipt of a restricted stock award, to be taxed at ordinary income tax rates on the fair market value of the shares of common stock comprising the award on the date of grant. If the election is made, we will be entitled to a corresponding deduction. No income will be recognized, and no deduction will be allowed to us, upon vesting of the stock. Any appreciation (or depreciation) in the value of the stock after the initial issuance will be taxed as capital gain (or capital loss) upon a subsequent sale. If the stock is subsequently forfeited, the participant will not be entitled to a refund of the taxes previously paid on the forfeited shares.

If a participant has not made a Section 83(b) election, upon lapse of the forfeiture provisions or restrictions on transferability, the participant will be taxed at ordinary income tax rates on the then fair market value of the common stock and a corresponding deduction will be allowable to us. Upon the subsequent disposition of such common stock, the participant will realize capital gain or loss (long-term or short-term, depending upon the holding period of the stock sold).

Federal Income Tax Consequences of Stock Appreciation Rights. The grant of stock appreciation rights will have not immediate tax consequences to us or the participant receiving the grant. In general, the amount of compensation that will be realized by a participant upon exercise of a stock appreciation right is equal to the difference between the grant date valuation of the common shares underlying the stock appreciation right and the fair market value of the stock or cash received on the date of exercise. The amount received by the participant upon the exercise of the stock appreciation right will be included in the participant’s ordinary income in the taxable year in which the stock appreciation right is exercised. Subject to the applicable provisions of the Code, we generally will be entitled to a deduction in the same amount in that year.

Section 162(m) of the Internal Revenue Code. Section 162(m) of the Code limits the federal income tax deductions a publicly held company can claim for compensation in excess of $1,000,000 paid to certain executive officers (generally, the officers who are “named executive officers in the summary compensation table in the company’s proxy statement, excluding the company’s principle financial officer”). “Qualified performance-based compensation is not counted against the $1,000,000 deductibility limit. Under the Revised 2007 Plan, options or stock appreciation rights granted with an exercise price equal at least equal to 100% of the fair market value of the underlying shares at the date of grant may satisfy the requirements for treatment as “qualified performance-based compensation.” In addition, awards that are conditioned upon the achievement of certain performance goals may satisfy the requirements for treatment as “qualified performance-based compensation.” A number of other requirements must be met, however, in order for those awards to qualify. Accordingly, there can be no assurance that awards under the Revised 2007 Plan will be fully deductible under all circumstances.

Plan Benefits. Awards are granted under the Revised 2007 Plan in the discretion of our board of directors (or its delegate). Accordingly, the benefits and amounts that may be received in the future by persons eligible to participate in the Revised 2007 Plan are not currently determinable. Information regarding our recent practices with respect to stock-based compensation is presented below in the “Grants of Plan-Based Awards” table and “Outstanding Equity Awards at Fiscal Year-End” table.

Fair Market Value of Our Common Stock. On August 7, 2009, the closing price of our Common Stock on the Global Market of NASDAQ was $14.77. We believe that this accurately represents the fair market value of our common stock.

Securities Authorized for Issuance under our Equity Incentive Plans

The following table sets forth, as of August 7, 2009, information concerning the 1998 Plan and the Revised 2007 Plan under which securities are authorized for issuance. The table does not reflect grants, awards, exercises, terminations, or expirations since that date.

	(A)	(B)	(C)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities Reflected in Column (A))
Plans Approved by Stockholders	2,649,187	$10.09	221,231
Plans Not Approved by Stockholders	—	$—	—

Total	2,649,187	$10.09	221,231

Stock Ownership of Certain Beneficial Owners and Management

The following table contains information about the beneficial ownership of our Common Stock as of June 30, 2009:

•	each person, or group of persons, who beneficially owns more than 5% of our capital stock;

•	each of our directors;

•	each named executive officer listed in the summary compensation table; and

•	all directors and executive officers as a group.

Beneficial ownership and percentage ownership are determined in accordance with the rules and regulations of the Securities and Exchange Commission (SEC) and include voting or investment power with respect to shares of stock. This information does not necessarily indicate beneficial ownership for any other purpose. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of the date hereof are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to the following table or pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder’s name. The percentage of beneficial ownership is based on 28,139,902 shares of Common Stock outstanding on June 30, 2009.

Unless otherwise indicated, the address for each person or entity named below is c/o Pharmasset, Inc., 303-A College Road East, Princeton, New Jersey 08540.

	Shares Beneficially Owned
Name and Address	Number	Percentage

Five Percent Stockholders:
QVT Financial LP (1)	3,703,274	13.2%
1177 Avenue of the Americas, 9th Floor
New York, NY 10036
T. Rowe Price Associates, Inc (2)	2,388,466	8.5%
100 East Pratt Street
Baltimore, MD 21202
Fidelity Management and Research (3)	2,021,936	7.2%
245 Summer Street,14th floor
Boston, MA 02210-1133
Burrill & Company (4)	1,923,808	6.8%
One Embarcadero Center, Suite 2700
San Francisco, CA 94111
Raymond F. Schinazi, Ph.D., D. Sc. (5)	1,709,124	6.1%
2881 Peachtree Road, N.E.
Unit 2204
Atlanta, GA 30305
FrontPoint Partners LLC (6)	1,614,053	5.7%
Two Greenwich Plaza
Greenwich, CT 06830-7153

	Shares Beneficially Owned
Name	Number	Percentage
Directors and Executive Officers:
M. Michelle Berrey, M.D., MPH (7)	42,188	*
G. Steven Burrill (4)	1,923,808	6.8%
William J. Carney (8)	88,457	*
Herbert J. Conrad (9)	36,500	*
Elliot F. Hahn (10)	88,458	*
Michael K. Inouye (11)	56,292	*
Kurt Leutzinger, C.P.A., M.B.A. (12)	329,384	1.2%
Paul Lubetkin	500	*
Michael J. Otto, Ph.D. (13)	82,000	*
Fredric D. Price (14)	42,542	*
P. Schaefer Price, M.B.A. (15)	865,968	3.1%
Michael D. Rogers (16)	14,063	*
Robert F. Williamson III (17)	68,458	*
All directors and executive officers as a group (13 persons)(4)(7)(8)(9)(10)(11)(12)(13) (14)(15)(16)(17)	3,638,617	12.9%

*	Less than 1% of the outstanding Common Stock.
(1)	Represents 3,703,274 shares of Common Stock collectively owned by QVT Financial LP, QVT Financial GP LLC, and QVT Associates GP LLC. QVT Fund LP beneficially owns 3,347,517 of aforementioned shares.
(2)	Represents 2,673,581 shares of Common Stock owned directly by T. Rowe Price Associates, Inc. (“T. Rowe Price”) or indirectly through affiliates of T. Rowe Price or through entities controlled by T. Rowe Price.
(3)	Represents 1,753,500 shares of Common Stock owned directly by Fidelity Management and Research Company (“Fidelity”), a wholly-owned subsidiary of FMR LLC, or indirectly through affiliates of Fidelity or through entities controlled by Fidelity. Of the foregoing shares, 1,750,000 shares of Common Stock are beneficially owned by Fidelity Growth Company Fund. Edward C. Johnson 3d is the Chairman of FMR LLC and each of Mr. Johnson and FMR LLC have the sole power to dispose of the 1,753,500 shares beneficially owned by Fidelity.
(4)	Represents 1,902,933 shares of Common Stock, 13,750 shares of Common Stock that are subject to immediately exercisable stock options, an additional 3,125 shares that may be acquired upon the exercise of stock options with 60 days of June 30, 2009, 2,000 shares of restricted stock that vested on July 16, 2009 and 2,000 shares of restricted stock that cannot be sold until they vest on March 24, 2010. Of the foregoing shares, 1,902,933 shares of Common Stock are collectively owned by Burrill Life Sciences Capital Fund, L.P., and Burrill Indiana Life Sciences Capital Fund, L.P. G. Steven Burrill is CEO of Burrill & Company, and Roger Wyse and Ann Hanham are Managing Directors of Burrill & Company and share investment and voting power over these shares. The remaining 13,750 shares of Common Stock that are subject to immediately exercisable stock options, 3,125 shares that may be acquired upon the exercise of stock options with 60 days of June 30, 2009, 2,000 shares of restricted stock that vested on July 16, 2009 and 2,000 shares of restricted stock that cannot be sold until they vest on March 24, 2010 are owned solely by G. Steven Burrill.
(5)	Includes 1,274,992 shares owned directly by Dr. Schinazi, 396,446 shares owned by RFS Partners, L.P. (RFS & Associates, LLC, an entity managed by Dr. Schinazi is the general partner of, and exercises investment and voting power over the shares held by, RFS Partners, L.P.), and 37,666 shares owned directly by Dr. Schinazi’s wife, of which Dr. Schinazi disclaims beneficial ownership.
(6)	Represents 1,623,304 shares of Common Stock owned directly by FrontPoint Partners LLC, a wholly-owned subsidiary of Morgan Stanley.
(7)	Includes 32,441 shares that are subject to immediately exercisable stock options, and an additional 6,771 shares that may be acquired upon the exercise of stock options within 60 days of June 30, 2009.
(8)	Includes 23,750 shares that are subject to immediately exercisable stock options, an additional 3,542 shares that maybe acquired upon the exercise of stock options within 60 days of June 30, 2009, 2,000 shares of restricted stock that vested on July 16, 2009, and 2,000 shares of restricted stock that cannot be sold until they vest on March 24, 2010.
(9)	Includes 30,000 shares that are subject to immediately exercisable stock options, an additional 2,500 shares that maybe acquired upon the exercise of stock options within 60 days of June 30, 2009, 2,000 shares of restricted stock that vested on July 16, 2009, and 2,000 shares of restricted stock that cannot be sold until they vest on March 24, 2010.
(10)	Includes 67,583 shares that are subject to immediately exercisable stock options, an additional 3,542 shares that maybe acquired upon the exercise of stock options within 60 days of June 30, 2009, 2,000 shares of restricted stock that vested on July 16, 2009, and 2,000 shares of restricted stock that cannot be sold until they vest on March 24, 2010.
(11)	Includes 46,250 shares that are subject to immediately exercisable stock options, an additional 3,542 shares that maybe acquired upon the exercise of stock options within 60 days of June 30, 2009, 2,000 shares of restricted stock that vested on July 16, 2009, and 2,000 shares of restricted stock that cannot be sold until they vest on March 24, 2010.

(12)	Includes 115,750 shares that are subject to immediately exercisable stock options, and an additional 6,385 shares that may be acquired upon the exercise of stock options within 60 days of June 30, 2009.
(13)	Includes 57,500 shares that are subject to immediately exercisable stock options, and an additional 5,000 shares that may be acquired upon the exercise of stock options within 60 days of June 30, 2009.
(14)	Includes 13,751 shares that are subject to immediately exercisable stock options, an additional 3,125 shares that maybe acquired upon the exercise of stock options within 60 days of June 30, 2009, 2,000 shares of restricted stock that vested on July 16, 2009, and 2,000 shares of restricted stock that cannot be sold until they vest on March 24, 2010.
(15)	Includes 468,749 shares that are subject to immediately exercisable stock options, and an additional 13,938 shares that may be acquired upon the exercise of stock options within 60 days of June 30, 2009.
(16)	Includes 9,375 shares that are subject to immediately exercisable stock options, and an additional 4,688 shares that may be acquired upon the exercise of stock options within 60 days of June 30, 2009.
(17)	Includes 54,250 shares that are subject to immediately exercisable stock options, an additional 3,542 shares that maybe acquired upon the exercise of stock options within 60 days of June 30, 2009, 2,000 shares of restricted stock that vested on July 16, 2009, and 2,000 shares of restricted stock that cannot be sold until they vest on March 24, 2010.

Executive and Director Compensation

Compensation Discussion and Analysis

Compensation Objectives

The primary objective of our executive compensation program is to attract, retain, motivate, and reward top quality personnel capable of driving our success. In setting executive compensation, our board of directors’ objectives are (i) to tie the total compensation package of our named executive officers (listed in the Summary Compensation Table below) to the achievement of corporate and individual performance objectives and (ii) to align each named executive officer’s incentives with the creation of stockholder value. To achieve these objectives, our board has implemented compensation plans that tie a substantial portion of each named executive officer’s overall compensation to our research, clinical, regulatory, business development, and operational performance.

Compensation Processes

Our board of directors has established a Compensation Committee that is responsible for, among other things, reviewing and recommending to our board of directors compensation programs for our named executive officers. Our management makes recommendations to the Compensation Committee regarding compensation levels after reviewing publicly available compensation data and subscription compensation survey data published by Radford in its Radford Global Life Sciences Survey for national and regional companies in the life sciences industry. We believe that this data provides the Compensation Committee with an appropriate starting point for ultimately recommending the compensation of our named executive officers because the companies represented in the data have similar organizational structures and tend to compete with us for executives and other employees. In addition to the full set of data, management typically provides the Compensation Committee with a subset of such data from those companies that are located in the same geographic region, that have a similar number of employees, and that are at a similar stage of development as our company. In 2007, we engaged Radford to complete an equity compensation analysis for the Compensation Committee. The results of this analysis, along with the survey data described above, have been used to determine compensation packages for new executive officers and have also been used within our Annual Performance Management Program.

The following peer companies were used in connection with its determination of compensation packages for existing and new executive officers and under our Annual Performance Management Program for the 2008 and 2007 fiscal years. As a result of changes in these companies’ business and operations (including, in several cases, their acquisition of or by other entities), as well as developments at Pharmasset, the Compensation Committee annually reviews and, as appropriate, updates the peer company list.

• Achillion Pharmaceuticals, Inc.	• Cubist Pharmaceuticals, Inc.

• Acorda Therapeutics Inc.	• Idenix Pharmaceuticals, Inc.

• Anadys Pharmaceuticals, Inc.	• Incyte Corporation

• Ariad Pharmaceuticals, Inc.	• Intermune, Inc.

• ArQule, Inc.	• Medarex, Inc.

• Aspreva Pharmaceuticals Corporation	• Memory Pharmaceuticals Corp.

• Barrier Therapeutics, Inc.	• NPS Pharmaceuticals, Inc.

• Coley Pharmaceutical Group	• Palatin Technologies, Inc.

• CombinatoRx, Inc.	• Progenics Pharmaceutical, Inc.

• Critical Therapeutics, Inc.	• Vertex Pharmaceuticals Incorporated

Our board of directors utilizes a pay-for-performance compensation philosophy, which targets the 50th percentile of the compensation survey data we utilize, subject to adjustments to reflect the following factors:

•	the individual’s particular background and circumstances, including training and prior relevant work experience;

•	the individual’s history of, or potential for, extraordinary performance;

•	comparison to our other executives having similar levels of expertise and experience, even if employed in different positions; and

•	uniqueness of industry skills, our relative need for an executive with those skills, and the supply of individuals with the necessary skills.

In making compensation determinations, the Compensation Committee considers the competitiveness of compensation both in terms of individual pay elements and the aggregate compensation package.

Each component of the compensation of each of our named executive officers’ takes into account our corporate performance and each officer’s individual performance. We call this our Annual Performance Management Program. Annual performance objectives for the Company, each department or function, and each named executive officer are determined and set forth in writing at the beginning of each fiscal year. Corporate and functional/departmental performance objectives are proposed by management and approved by the Compensation Committee at the beginning of each fiscal year. These objectives target the achievement of specific research, clinical, regulatory, business development, and financial and operational milestones. The individual performance objectives for each named executive officer (excluding our Chief Executive Officer) are reviewed and approved by our Chief Executive Officer. Individual objectives relate to contributions the named executive officer will make to us and to the achievement of the corporate and functional/departmental goals. The individual performance objectives for our Chief Executive Officer are the same as our corporate and functional/departmental performance objectives.

Key individual performance objectives for our named executive officers for fiscal 2008 included:

Executive	Position	2008 Objectives
P. Schaefer Price	President and CEO

•        Our corporate objectives are also the individual objectives of our Chief Executive Officer. One additional individual objective is to assure achievement of objectives of the other Named Executive Officers as outlined below.

Kurt Leutzinger	Chief Financial Officer	• Maintain appropriate levels of capital. • Increase investor interest in Pharmasset. • Establish, document and maintain effective controls over financial reporting.

Michael J. Otto	Chief Scientific Officer	• Progress HCV research including IND plan and enabling studies, lead identification process, and initiating drug discovery efforts on novel target. • Expand HIV opportunities.

M. Michelle Berrey	Chief Medical Officer	• Progress clevudine clinical studies. • Progress clinical studies of RG7128 (formerly R7128) and bioequivalence study.

Michael D. Rogers	Chief Development Officer	• Progress and fully enroll studies required for clevudine registration.

During the last month of a completed fiscal year and the first month of the next fiscal year, our Chief Executive Officer and the Compensation Committee evaluate the performance of each named executive officer (excluding our Chief Executive Officer) against our corporate and his or her individual performance goals for the completed fiscal year for the purpose of determining eligibility for, and the level of, any salary increase, bonus compensation, and equity-based award(s). In the case of our Chief Executive Officer, his individual performance evaluation is conducted by the Compensation Committee and the Compensation Committee proposes his salary increase, bonus compensation and annual equity-based award(s) to the board of directors for their ratification. Annual base salary increases and annual non-equity incentive compensation targets are effective the first day of the new fiscal year.

In October 2008, after receiving input from our Chief Executive Officer and our human resources group, the Compensation Committee met to consider the performance and bonus compensation of our named executive officers for fiscal year 2008. The Compensation Committee made its recommendations to our board of directors for compensation packages for our named executive officers considering each individual’s performance as assessed by our Chief Executive Officer against the performance objectives, as well as the other factors described herein. The board determined that we successfully achieved most but not all of our 2008 corporate performance objectives. Although the clevudine program was progressing steadily, the performance objective related to full enrollment of the clevudine registration studies was not fully achieved. Our critical achievements in 2008 included:

•	continuation of our hepatology clinical programs in HCV and steady execution against performance goals in HBV;

•	completion of two cohorts of the Phase 1 RG7128 clinical study;

•	nomination of PSI-7851 as a clinical candidate;

•	significant advances in our preclinical research programs;

•	completion of a stock offering;

•	attainment of all investor relations goals for the year; and

•	establishment, documentation, and maintenance of effective controls over financial reporting.

Compensation Components

The components of our compensation package are as follows:

Base Salary

Base salaries are reviewed annually as part of our Annual Performance Management Program and increased for merit reasons, based on the executive’s success in meeting or exceeding individual performance objectives and an assessment of whether significant corporate goals were achieved. If we identify significant market changes in our data analysis, we also realign base salaries with market levels for the same positions in companies of similar size to us represented in the compensation data we review. Additionally, we may adjust base salaries as warranted throughout the year for promotions or other changes in the scope or breadth of an executive’s role or responsibilities.

The Compensation Committee and board review of our Chief Executive Officer’s base salary, bonus, and equity awards considered our overall performance, which met or exceeded objectives, internal feedback from our Chief Executive Officer’s direct reports, and a review of compensation of the chief executive officers of the peer companies listed above in the Radford survey, as well as the following additional peer companies:

• Pharmacopeia, Inc.	• Celgene Corporation

• Imclone Systems Incorporated	• Cytogen Corporation

• ViroPharma Incorporated	• OMRIX biopharmaceuticals

• Lexicon Pharmaceuticals, Inc.

The Committee and the board also considered

•	Mr. P. Schaefer Price’s number of years of experience and overall qualifications;

•	internal feedback from Mr. P. Schaefer Price’s direct reports within Pharmasset and members of the board of directors at Pharmasset; and

•

our success in meeting our corporate goals for the most recently completed fiscal year, most notably the progress made in the development of RG7128 and the nomination of PSI-7851 as a product candidate during fiscal 2008.

Based on these factors, the Compensation Committee recommended, and our board approved, that our Chief Executive Officer’s base salary be increased to more closely approach the base salary of similarly-situated chief executive officers. This increase also reflected the board’s judgment of the overall performance of the company and our Chief Executive Officer individually.

With respect to Messrs. Leutzinger, Otto, and Rogers and Ms. Berrey, the Committee took the following factors into account in setting each of their respective fiscal 2008 and fiscal 2009 base salaries:

•

the base salaries of similarly situated officers of peer companies (as reflected in the publicly available compensation data and subscription compensation survey data published by Radford for national and regional companies in the life sciences industry);

•	each officer’s number of years of experience and overall qualifications;

•	our success in meeting our corporate goals for the most recently completed fiscal year; and

•	Mr. P. Schaefer Price’s assessment of each officer’s success in meeting his or her individual performance objectives.

The review of performance objectives has a substantial effect on the percentage increase (if any) awarded for base salary, as well as the determination of the amount (if any) of bonus payments and equity awards. The higher percentage increase in the base salaries of Mr. Otto and Ms. Berrey reflects the Compensation Committee’s judgment that their individual performance exceeded expectations. Mr. Leutzinger’s increase in base salary reflects the board’s judgment that he generally met his objectives. The board’s decision to not increase Mr. Rogers’s compensation reflects the board’s judgment that this was appropriate in light of the fact that the performance goal of fully enrolling clevudine registration studies had not been completed as of the end of the 2008 fiscal year.

The following table sets forth the fiscal 2008 and fiscal 2009 base salaries for each named executive officer (on an annualized basis effective October 1st):

Name and Principal Position	Fiscal 2008 Base Salary	% Increase Over Fiscal 2007 Base Salary	Fiscal 2009 Base Salary	% Increase Over Fiscal 2008 Base Salary
P. Schaefer Price	$365,000	7.4%	$455,000	24.7%
Chief Executive Officer

Kurt Leutzinger	$270,000	5.7%	$280,125	3.8%
Chief Financial Officer

Michael J. Otto	$242,000	4.2%	$253,000	4.5%
Chief Scientific Officer

M. Michelle Berrey	$276,000	6.2%	$288,500	4.5%
Chief Medical Officer

Michael Rogers (1)	$270,000	—	$270,000	0.0%
Chief Development Officer

(1)	Mr. Rogers began working for us on November 1, 2007. His “Fiscal 2008 Base Salary” shown above is an annualized amount.

Annual Bonus Compensation

Our Annual Performance Management Program includes eligibility for annual bonus compensation. Our board of directors has established annual bonus compensation targets for different positions or ranks of employees within our organization, and has the discretion to adjust these targets. These targets are expressed as percentages of a particular officer’s base salary. In October 2007 (except for Mr. Roger’s target, which was established in November 2007 at the start of his employment), the fiscal 2008 annual bonus compensation target percentages for each of our five named executive officers were set at 30%.

In conjunction with approving the above target percentages, our board of directors approved our fiscal 2008 corporate performance objectives as follows:

•	progress studies required for clevudine registration;

•	progress development of RG7128;

•	continue research efforts to identify new product candidates; and

•	maintain an appropriate level of capitalization.

The fiscal 2009 annual bonus compensation target percentages for our named executive officers were approved by our board of directors during October 2008 and were unchanged from the fiscal 2008 target percentages.

In conjunction with approving the fiscal 2009 target percentages, our board of directors approved our fiscal 2009 corporate performance objectives as follows:

•	progress studies required for clevudine registration;

•	progress development of RG7128 and PSI-7851;

•	continue research efforts to identify new product candidates;

•	maintain an appropriate level of capitalization; and

•	progress potential strategic collaborations with third parties regarding commercial rights to product candidates or other intellectual property.

In April 2009, we announced the voluntary termination of our clevudine studies. The Compensation Committee has not yet considered or reviewed the affect of such termination on our corporate performance objectives. With the exception of objectives related to the clevudine program, we believe that all of our corporate objectives, although not guaranteed, are capable of being achieved if our named executive officers meet or exceed their individual performance objectives, if we perform according to our fiscal 2009 annual operating plan and if the assumptions in our fiscal 2009 annual operating plan prove correct.

The corporate objectives were grouped and each group was weighted. The individual objectives of the named executive officers were designed to support the corporate objectives, and to enable the Chief Executive Officer and the Compensation Committee to evaluate the performance of each executive officer. For our Chief Executive Officer, the individual objectives are the same as the corporate objectives.

The level of achievement of the corporate performance objectives described above inform the Compensation Committee’s determination regarding the payment of annual bonus compensation, but is not entirely determinative. Whether or not the listed objectives are achieved, in accordance with our Annual Performance Management Program, our board of directors may choose to adjust the bonus compensation to be more or less than the target levels noted above, based on its own evaluation of our corporate performance and each named executive’s performance. The Compensation Committee and our board of directors seek input from our Chief Executive Officer in evaluating individual executive’s performance (other than the performance of the Chief Executive Officer himself) for purposes of awarding annual bonus compensation.

For fiscal 2008, our board of directors awarded bonus compensation to Mssrs. Price, Leutzinger, and Otto and Ms. Berrey for their performance during fiscal 2008. In addition, Mssrs. Price and Otto and Ms. Berrey were awarded annual bonus compensation in excess of their target levels to reward them for exceeding certain corporate and individual objectives during fiscal 2008, most notably the completion of Phase 1 combination studies of RG7128 and the nomination of PSI-7851 as a product candidate. Ms. Berrey also received an additional $50,000 bonus for achieving certain patient enrollment levels in one of our clinical trials during fiscal 2008.

In addition, in particular circumstances, our board of directors may authorize cash sign-on incentive payments, such as the $36,000 cash sign-on incentive payment made to Mr. Rogers during fiscal 2008 to provide an incentive to him to join our organization. Such payments are typically repayable in full to us if the recipient voluntarily terminates employment with us within an agreed-upon period stated in the employee’s offer letter. Whether a sign-on incentive payment is paid, and the amount thereof, is determined on a case-by-case basis under the specific hiring circumstances.

Equity-Based Awards

We believe that long-term performance is achieved through a culture that encourages long-term participation by all of our employees through equity-based awards. Our equity incentive plan allows for the grant of stock options, restricted stock, and other equity-based awards to all of our employees (including our named executive officers). Our board of directors authorizes initial grants of stock options, as well as annual grants of stock options to our named executive officers. Our board of directors has chosen to grant stock options to our executives because it believes stock options may provide long-term compensation to our named executive officers, aligning their interests with those of our stockholders, and they may also serve as an effective retention tool for executives. Our board of directors has reviewed other types of equity-based awards, such as restricted stock awards, and has decided not to grant such types of awards to our named executive officers at this time. However, our board of directors may choose to grant other types of equity-based awards to our named executive officers in the future.

Initial stock option awards. Executives and other employees who join us are typically awarded initial stock option grants. These grants have an exercise price equal to the fair market value of our Common Stock on the grant date and, in general, have a vesting schedule of 25% on the first anniversary of the date of grant and 6.25% quarterly thereafter for the following three years. The size of the initial stock option award is determined based on the employee’s position with us and analysis of the compensation survey data we utilize.

Annual stock option awards. Our practice is to make annual stock option awards a part of our overall Annual Performance Management Program. The Compensation Committee believes that stock options provide management with a strong link to long-term corporate performance and the creation of stockholder value. We intend that the annual aggregate value of these awards will be set in an amount required to maintain the named executive officer group as a whole at or near a level commensurate with other comparable companies in the compensation survey data from Radford, subject to adjustments to reflect the individual’s background, experience, and job performance.

As part of the year-end compensation review process, our Chief Executive Officer recommends to the Compensation Committee the grant of certain stock option grants to our named executive officers (other than to himself). The Compensation Committee then reviews such recommended grants and makes its own recommendation regarding such grants to our board of directors, which then reviews and, if appropriate, approves such grants to our named executive officers. Similar to the annual bonus compensation described above, the amount of stock options grants recommended by our Chief Executive Officer are based upon a review of stock option compensation survey data and his own evaluation of our corporate performance and each named executive officer’s individual performance during the most recently completed fiscal year. With regard to the annual grant of stock options to our Chief Executive Officer, our Vice President of Administration collects comparable company data and provides it to the Compensation Committee, who then uses such data to recommend an annual stock option grant for our Chief Executive Officer (which must be approved by our board of directors).

As part of the fiscal 2008 performance management program, the board of directors reviewed and ratified stock option grants to our named executive officers that were recommended by the Chief Executive Officer and Compensation Committee.

Termination-Based Compensation

As a general matter, the board of directors believes that reasonable change in control protection is necessary for our named executive officers in order for us to recruit and retain qualified executives. In setting the terms of any termination-based compensation (whether as part of a broader employment agreement or a stand alone change of control severance agreement), the Compensation Committee recognized that our named executive officers will likely face challenges securing new employment following involuntary termination. Further, in cases of a change in control, the Compensation Committee believes such severance arrangements minimize operational disruption due to potential departures and help ensure smooth transition of the named executive officer’s responsibilities and enable management to more objectively evaluate the merits of any proposed transaction. Therefore, upon involuntary termination of employment, our named executive officers are entitled to receive severance payments under either their employment agreements or a change of control severance agreement.

The severance packages of our named executive officers are generally in line with severance packages offered to similar executive officers of companies of similar size to us as represented in the publicly available compensation data. Please see the section below entitled “Potential Payments Upon Termination or Change of Control” for further discussion of such severance packages.

SUMMARY COMPENSATION TABLE

The following table shows the total compensation accrued for fiscal 2008 and 2007 for our named executive officers.

Name and Principal Position	Fiscal Year	Salary	Bonus (1)	Option Awards (2)	All Other Compensation (5)	Total
P. Schaefer Price	2008	$365,000	$135,000	$488,011	$4,978	$992,989
President and Chief Executive Officer	2007	$340,000	$152,000	$651,014	$24,001	$1,167,015

Kurt Leutzinger	2008	$270,000	$70,000	$207,687	$5,638	$553,325
Chief Financial Officer	2007	$255,417	$79,818	$135,875	$22,574	$493,684

Michael J. Otto	2008	$242,000	$90,000	$103,395	$12,728	$448,123
Chief Scientific Officer	2007	$232,300	$58,075	$67,171	$26,812	$384,358

M. Michelle Berrey (3)	2008	$276,000	$150,000	$87,417	$4,963	$518,380
Chief Medical Officer	2007	$184,167	$105,250	$30,878	$4,537	$324,832

Michael Rogers (4)	2008	$247,500	$36,000	$123,435	$4,763	$411,699
Chief Development Officer

(1)	The amounts in this column, other than the amount paid to Ms. Berrey and Mr. Rogers, represent bonus compensation awarded to each executive with respect to the executive’s performance during fiscal 2008 or 2007 as determined in the discretion of our Compensation Committee. During fiscal 2008, in addition to bonus compensation of $100,000, the amount paid to Ms. Berrey includes $50,000 for achieving certain patient enrollment levels in one of our clinical trials during fiscal 2008. The amount paid to Mr. Rogers represents a sign-on incentive payment of $36,000.
(2)	The amounts in this column reflect the dollar amount recognized as compensation cost for financial statement reporting purposes for fiscal 2008, in accordance with Statement of Financial Accounting Standards No. 123R, “Share-Based Payment” (SFAS 123R), of stock options granted under our equity plans and include amounts from stock options granted in and prior to fiscal 2008. There can be no assurance that the SFAS 123R amounts will ever be realized. The assumptions we used to calculate these amounts are included in Note 11 to our audited financial statements for fiscal 2008, included in our Annual Report on Form 10-K filed with the SEC on December 11, 2008.
(3)	Ms. Berrey began working for us on January 16, 2007. Ms. Berrey’s annual fiscal 2007 salary as of her hire date was $260,000.
(4)	Mr. Rogers began working for us on November 1, 2007. Mr. Rogers’ annual salary as of his hire date was $270,000.
(5)	The amounts in this column for fiscal 2008 represent the following:

Name and Principal Position	Company 401(k) Contribution (a)	Group Term Insurance Premium Cost	Long Term Disability Premium Cost	Relocation Subsidy	Total
P. Schaefer Price	$3,500	$200	$1,278	$—	$4,978
Chief Executive Officer

Kurt Leutzinger	$3,500	$860	$1,278	$—	$5,638
Chief Financial Officer

Michael J. Otto	$3,500	$831	$1,278	$7,119	$12,728
Chief Scientific Officer

M. Michelle Berrey	$3,500	$185	$1,278	$—	$4,963
Chief Medical Officer

Michael Rogers	$3,500	$92	$1,171	$—	$4,763
Chief Development Officer

(a)	Our 401(k) plan has a maximum company annual matching contribution of $3,500.

GRANTS OF PLAN-BASED AWARDS

The following table sets forth information regarding each grant of an award made to a named executive officer during fiscal 2008 under any plan, contract, authorization, or arrangement pursuant to which cash, securities, similar instruments, or other property may be received.

Name and Principal Position	Grant Date	Option Awards: Number of Securities Underlying Options (1)	Exercise or Base Price of Option Awards	Grant Date Fair Value of Option Awards (2)
P. Schaefer Price	10/10/2007	93,000	$13.67	$748,766
Chief Executive Officer

Kurt Leutzinger	10/10/2007	31,000	$13.67	$249,589
Chief Financial Officer

Michael J. Otto	10/10/2007	20,000	$13.67	$161,025
Chief Scientific Officer

M. Michelle Berrey	10/10/2007	25,000	$13.67	$201,281
Chief Medical Officer

Michael Rogers	11/1/2007	75,000	$13.88	$608,141
Chief Development Officer

(1)	The amounts shown in this column reflect stock options granted to our named executive officers pursuant to our 2007 Equity Incentive Plan. These options have a vesting schedule of 25% on the first anniversary of the date of grant and an additional 6.25% at the end of each three-month period thereafter.
(2)	The amounts reported in this column are computed in accordance with SFAS 123R and represent the entire grant date fair value for each option award. There can be no assurance that the SFAS 123R amounts will ever be realized. The assumptions we used to calculate these amounts are included in our Annual Report on Form 10-K filed with the SEC on December 11, 2008.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information concerning stock options held on September 30, 2008, the last day of our 2008 fiscal year, for each of the named executive officers.

Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date
P. Schaefer Price	285,957	—	$3.00	8/10/14	(1)
Chief Executive Officer	21,875	12,500	$3.87	5/24/16	(2)
	35,000	45,000	$4.02	11/7/16	(1)
	66,666	—	$9.00	5/2/17	(3)
	—	93,000	$13.67	10/10/17	(1)

Kurt Leutzinger	41,667	20,833	$3.00	1/17/2015	(1)
Chief Financial Officer	17,125	17,125	$3.87	5/24/16	(4)
	11,156	14,344	$4.02	11/7/16	(1)
	—	31,000	$13.67	10/10/17	(1)

Michael J. Otto	30,000	10,000	$3.87	5/24/16	(2)
Chief Scientific Officer	8,750	11,250	$4.02	11/7/16	(1)
	—	20,000	$13.67	10/10/17	(1)

M. Michelle Berrey	7,441	52,083	$4.20	1/16/17	(1)
Chief Medical Officer	—	25,000	$13.67	10/10/17	(1)

Michael Rogers	—	75,000	$13.88	11/1/17	(1)
Chief Development Officer

(1)	These options vest as to 25% on the first anniversary of the date of grant and as to an additional 6.25% at the end of each three-month period thereafter.
(2)	These options vest as to 25% of the shares on August 10, 2006 and as to an additional 6.25% at the end of each three-month period thereafter.
(3)	All of these options vested immediately and were exercisable on the date of grant.
(4)	These options vest as to 25% on January 17, 2007 and as to an additional 6.25% at the end of each three-month period thereafter.

OPTION EXERCISES

The following table sets forth information concerning stock options exercised during fiscal 2008 for each of the named executive officers.

	Option Awards
Name and Principal Position	Number of Shares Acquired on Exercise	Value Realized On Exercise (1)
Michael J. Otto	125,500	$1,942,033
Chief Scientific Officer

M. Michelle Berrey	23,809	$344,605
Chief Medical Officer

(1)	Calculated by multiplying the number of shares times the difference between the closing price of the stock on the date of exercise and the exercise price.

Potential Payments upon Termination or Change in Control

The following is a discussion of payments and benefits that would be due to each of our named executive officers, upon the termination of his or her employment with us. The amounts in the tables below assume that each termination was effective as of September 30, 2008 and are merely illustrative of the impact of a hypothetical termination of employment (and, if applicable, a hypothetical change in control). The amounts to be payable upon an actual termination of employment can only be determined at the time of such termination based on the facts and circumstances then prevailing.

P. Schaefer Price

Under the terms of an employment agreement between us and Mr. Price dated June 15, 2004 (Price Agreement), if we terminate Mr. Price’s employment due to his inability to perform the essential functions of his position by reason of physical or mental disability for a period of 90 consecutive calendar days, Mr. Price will receive the severance benefits described below. In addition to such severance benefits, Mr. Price is also entitled to any additional benefits provided upon termination under our benefit plans.

In addition, under the terms of the Price Agreement, if we terminate Mr. Price without cause or he resigns with good reason (as defined below) within 18 months following a change of control (as defined below), then we or our successor-in-interest must (i) accelerate the vesting of all Mr. Price’s stock options, (ii) pay Mr. Price a lump-sum severance payment equal to one and a half times his then current annual base salary, plus the amount of benefits that would otherwise be payable on behalf of Mr. Price prior to Mr. Price’s termination, and (iii) provide Mr. Price with salary, bonus and benefits continuation for one year following such termination (at the levels of each in effect immediately prior to termination). If we terminate Mr. Price’s employment without cause prior to a change of control or more than 18 months following a change of control, then we or our successor-in-interest must (i) accelerate the vesting of Mr. Price’s stock options which would have vested during the 12 months following the date of termination and (ii) provide Mr. Price with salary, bonus, and benefits continuation for one year following such termination (at the levels of each in effect immediately prior to termination).

For purposes of the Price Agreement:

•

“cause” means (i) acts amounting to gross negligence or moral turpitude which are detrimental to us, (ii) fraud or embezzlement of funds or property, (iii) conviction of or pleading guilty to a felony not involving traffic or administrative sanctions, (iv) failure to observe or perform any material covenant, condition, or provision of the Price Agreement or our written policies and, when such failure is capable of remedy, such failure is not remedied within five business days after notice of such failure by us, or (v) performance of substantial and continued business services for any other person or entity without the prior written consent of the Chairman of our board of directors;

•

“change of control” means (i) a transaction, including a merger or other reorganization of us or acquisition of our shares, if following such transaction, the holders of our voting stock own less than 50% of the voting stock of the purchaser or surviving entity or (ii) a sale of substantially all of our assets; and

•

“good reason” means a reduction in Mr. Price’s overall level of responsibility, requiring him to report to anyone other than our board of directors, or the elimination of any of his current principal duties.

Pursuant to the terms of the Price Agreement, Mr. Price is prohibited, during the term of his employment with us and for a period of 18 months thereafter, from directly or indirectly (i) soliciting our employees or (ii) engaging in a business that is competitive with us in North America, Latin America or South America, in each case without our consent. In the event Mr. Price violates these provisions, he shall not be entitled to any of the severance benefits described above (to the extent they have not already been paid, if such violation occurs following termination).

The following table sets forth potential termination and change-in-control payments pursuant to the Price Agreement assuming Mr. Price was terminated effective September 30, 2008. The actual amounts paid out can only be determined at the time of Mr. Price’s actual termination.

Name and Principal Position	Termination Without Cause Prior To A Change-In- Control or 18 Months After A Change- In-Control	Termination Without Cause or Resignation With Good Reason Following A Change-In- Control
P. Schaefer Price
Chief Executive Officer
Severance Package (1)	$—	$547,500
Salary, Bonus and Benefits Continuation (2)	494,818	494,818
Market Value of Stock Vesting (3)	—	1,501,890
Market Value of Stock Vesting (4)	775,118	—

	$1,269,936	$2,544,208

(1)	Represents a lump-sum severance package equal to one and a half times Mr. Price’s current annual base salary.
(2)	Represents salary, bonus, and benefits (primarily health, dental, and vision insurance payments, and a matching contribution under our tax-qualified 401(k) plan) continuation for one year following termination.
(3)	Represents the acceleration of vesting of all of Mr. Price’s unvested stock options as of September 30, 2008. The value of the acceleration is equal to the shares multiplied by the difference between the then current stock price and the exercise price of the options. We calculated the value of the acceleration in the table above using the closing price of our Common Stock of $19.95 on September 30, 2008.
(4)	Represents the acceleration of vesting of Mr. Price’s unvested stock options which would have vested in the 12 month period following September 30, 2008. The value of the acceleration is equal to the shares multiplied by the difference between the then current stock price and the exercise price of the options. We calculated the value of the acceleration in the table above using the closing price of our Common Stock of $19.95 on September 30, 2008.

Change of Control Severance Agreements

We have entered into change of control severance agreements with each of our named executive officers other than Mr. P. Schaefer Price (Change of Control Agreements). Each Change of Control Agreement has substantively similar terms and provides for each of our named executive officers other than Mr. P. Schaefer Price with certain severance benefits and accelerated stock option vesting upon involuntary termination of employment at any time within 18 months after a change of control. For the purpose of the Change of Control Agreements, “change of control” means (i) the consummation of a merger or consolidation with any other corporation or other entity that results in a greater than 50% change of the total voting power represented by the voting securities of the company or surviving entity; (ii) the approval by our stockholders of a plan of complete liquidation of our company or an agreement for the sale or disposition by us of all or substantially all of our assets; or (iii) any person or persons becoming the beneficial owner, directly or indirectly, of our securities representing 50% or more of the total voting power represented by our then outstanding voting securities.

Under the terms of their Change of Control Agreements, our named executive officers (other than Mr. P. Schaefer Price) are all entitled to the following benefits: (i) a lump-sum payment equal to 12 months of his or her then current base salary within 30 days of his or her involuntary termination; (ii) an acceleration of the vesting of all outstanding stock options immediately prior to the Change of Control; (iii) a two-year period following his or her termination during which he or she may exercise all vested stock options and (iv) a continuation of the same level of health coverage and benefits until the earlier of (x) the date he or she is no longer eligible to receive COBRA benefits, (y) 12 months from the date of termination and (z) the date he or she receives similar benefits from a new employer.

The following table quantifies the potential payments and benefits under the Change of Control Agreements to which each of our named executive officers other than Mr. P. Schaefer Price would be entitled if the officer was involuntary terminated following a change-in-control. The amounts shown assume that the termination was effective as of September 30, 2008. The actual amounts paid out can only be determined at the time of such named executive officer’s actual involuntary termination.

Name and Principal Position	Salary and Benefits (1)	Market Value of Stock Vesting (2)	Total
Kurt Leutzinger	$279,702	$1,051,669	$1,331,371
Chief Financial Officer

Michael J. Otto	$251,702	$465,613	$717,315
Chief Scientific Officer

M. Michelle Berrey	$284,160	$977,307	$1,261,467
Chief Medical Officer

Michael Rogers	$270,000	$455,250	$725,250
Chief Development Officer

(1)	Represents salary and benefits (health, dental, and vision insurance payments) continuation for one year following involuntary termination.
(2)	Represents the acceleration of vesting of all of the named executive officer’s unvested stock options as of September 30, 2008. The value of the acceleration is equal to the shares multiplied by the difference between the then current stock price and the exercise price of the options. We calculated the value of the acceleration in the table above using the closing price of our Common Stock of $19.95 on September 30, 2008.

Compensation of Directors

Fees Earned or Paid in Cash

For the period October 1, 2007 through June 30, 2008, each non-employee director received $1,000 for attendance at each board meeting and board committee meeting that had documented minutes and included a quorum.

During March 2008, each non-employee director received an annual retainer fee of $25,000. In addition, the Chairman of our board of directors received a $15,000 annual fee and each non-employee director who served as a chair of a board committee received an additional $5,000 annual payment for his services. These fees were for the period April 1, 2008 through March 31, 2009.

On July 16, 2008, our board of directors changed the fee structure for non-employee directors to more closely align its compensation with director compensation levels at other similarly-sized pharmaceutical companies. Each non-employee director no longer receives fees for attendance at each board meeting or board committee meeting. Instead, each non-employee director now receives an annual retainer fee of $50,000, payable quarterly in advance of services. In addition, the Chairman of our board of directors now receives an annual fee of $30,000, payable quarterly in advance of services. Also, each non-employee director who serves as a chair of the Audit or Compensation Committee receives an annual fee of $10,000, payable quarterly in advance of services, and each non-employee director who serves as a chair of the Nominating and Corporate Governance Committee receives an annual fee of $7,500, payable quarterly in advance of services. This new fee structure was retroactive to July 1, 2008, and accordingly such fees were prorated over the period July 1, 2008 through March 31, 2009. The annual retainer fees paid in full during March 2008 (for the period April 1, 2008 through March 31, 2009) were applied against the prorated annual retainer fees (covering the period from July 1, 2008 to March 31, 2009), with the balance being paid out quarterly through March 31, 2009. The following table sets forth information concerning the compensation of our directors who are not also named executive officers for fiscal 2008.

	Fees Earned or Paid In Cash
	Annual Retainer For Non- Employee Director	Annual Retainer For Board or Committee Chairs	Fees For Participating in Board or Committee Meetings	Subtotal - Fees Earned or Paid In Cash	Option Awards (1)	Restricted Stock (2)	Total
G. Steven Burrill	$25,000	$20,000	$11,000	$56,000	$67,647	$814	$124,461
William J. Carney	$25,000	$5,000	$7,000	$37,000	$75,603	$814	$113,417
Herbert J. Conrad	$25,000	$—	$2,000	$27,000	$164,278	$814	$192,092
Ansbert S. Gadicke	$—	$—	$1,000	$1,000	$—	$—	$1,000
Alexandra Goll	$—	$—	$1,000	$1,000	$—	$—	$1,000
Elliot F. Hahn	$25,000	$—	$10,000	$35,000	$75,603	$814	$111,417
Michael K. Inouye	$25,000	$—	$10,000	$35,000	$90,804	$814	$126,618
Fredric D. Price	$25,000	$—	$11,000	$36,000	$86,463	$814	$123,277
Robert F. Williamson III	$25,000	$5,000	$13,000	$43,000	$75,603	$814	$119,417

(1)	The amounts in this column reflect the dollar amount recognized as compensation cost for financial statement reporting purposes for fiscal 2008, in accordance with SFAS 123R of stock options granted under our equity plans and may include amounts from stock options granted in and prior to fiscal 2008. There can be no assurance that the SFAS 123R amounts will ever be realized. The assumptions we used to calculate these amounts are included in Note 2 to our audited financial statements for fiscal 2008, included in our 2008 Form 10-K.
(2)	The amounts in this column reflect the dollar amount recognized as compensation cost for financial statement reporting purposes for fiscal 2008. The fair value of each share of restricted stock is determined using the closing price of our Common Stock on the date of grant. Such fair value is then recognized as compensation cost evenly over the vesting period.

Grant of Stock Options

Upon initial election or appointment to our board of directors, each non-employee director (that does not decline such grants) will be granted an option to purchase 40,000 shares of our Common Stock with an exercise price equal to the fair market value of our Common Stock on the date of grant. Each such option will vest immediately with respect to 10,000 shares, will vest with respect to another 10,000 shares on the first anniversary of the date of grant and will vest with respect to the remaining 20,000 shares in equal quarterly installments until the third anniversary of the date of grant. On an annual basis thereafter each non-employee director was granted an option to purchase 10,000 shares of our Common Stock with an exercise price equal to the fair market value of our Common Stock on the date of grant. Each such option will vest immediately with respect to 2,500 shares, will vest with respect to another 2,500 shares on the first anniversary of the date of grant and will vest with respect to the remaining 5,000 shares in equal quarterly installments thereafter until the third anniversary of the date of grant.

On July 16, 2008, as part of the director compensation changes noted above, the board of directors approved an increase in the annual amount of stock options granted to each non-employee director from 10,000 to 20,000, and on this same date, each non-employee director was granted an option to purchase 10,000 shares of Common Stock on the same pricing and vesting terms as described above for annual grants of options to purchase Common Stock to non-employee directors. The following table sets forth information concerning the stock options granted to our directors who are not also named executive officers for fiscal 2008.

	Grant Date	Option Awards: Number of Securities Underlying Options (1)	Grant Date Fair Value of Option Awards (2)	Number of Options Outstanding (3)	Number of Securities Underlying Unexercised Options (#) Exercisable (4)
G. Steven Burrill	10/10/2007	10,000	$50,186	20,000	5,000
	7/16/2008	10,000	$69,984

William J. Carney	10/10/2007	10,000	$50,186	30,833	13,750
	7/16/2008	10,000	$69,984

Herbert J. Conrad	3/25/2008	40,000	$238,160	50,000	12,500
	7/16/2008	10,000	$69,984

Elliot F. Hahn	10/10/2007	10,000	$50,186	74,667	57,583
	7/16/2008	10,000	$69,984

Michael K. Inouye	10/10/2007	10,000	$50,186	33,333	31,250
	7/16/2008	10,000	$69,984

Fredric D. Price	10/10/2007	10,000	$50,186	46,667	21,667
	7/16/2008	10,000	$69,984

Robert F. Williamson III	10/10/2007	10,000	$50,186	61,333	44,250
	7/16/2008	10,000	$69,984

(1)	The amounts shown in this column reflect stock options granted to our non-employee directors pursuant to our Revised 2007 Equity Incentive Plan. These options have a vesting schedule of 25% on the date of grant, 25% on the first anniversary of the date of grant and an additional 6.25% at the end of each three-month period thereafter.
(2)	The amounts reported in this column are computed in accordance with SFAS 123R and represent the entire grant date fair value for each option award. There can be no assurance that the SFAS 123R amounts will ever be realized. The assumptions we used to calculate these amounts are included in our Annual Report on Form 10-K filed with the SEC on December 11, 2008.
(3)	The amounts reported in this column represent the total number of options outstanding, whether issued during fiscal 2008 or earlier, as of September 30, 2008.
(4)	The amounts reported in this column represent the total number of options vested from all grants issued during fiscal 2008 or earlier, as of September 30, 2008.

Issuance of Restricted Stock

Our board of directors granted 2,000 shares of restricted Common Stock to each non-employee director on September 24, 2008. The grant date fair value of each share of restricted Common Stock was $20.01. The grant date fair value was measured as the value of our Common Stock as of the close of the market on the date of grant. The restricted Common Stock issued to each non-employee director vests on July 16, 2009, as long as the director continues to serve on our board of directors on that date, unless the failure to be so engaged is due solely to the fact that the director is nominated but not re-elected to serve as a director.

Our board of directors will grant 2,000 shares of restricted Common Stock, on terms similar to the September 24, 2008 grant, to each non-employee director on the date of each Annual Meeting. The grant date fair value will be measured as the value of our Common Stock as of the close of the market on the date of grant. The grant date fair value of each share of restricted Common Stock granted on the date of the March 24, 2009 Annual meeting was $8.92, and such restricted shares vest on March 24, 2010. Starting with the grant on the date of the 2010 Annual Meeting, the vesting period for such grants, if any, will be three years from the date of grant.

Compensation Committee Interlocks and Insider Participation

The members of our Compensation Committee are Robert F. Williamson III (Chair), Elliot F. Hahn, G. Steven Burrill, and Michael K. Inouye. No member of our Compensation Committee was an officer or employee of ours. In addition, there are no Compensation Committee interlocks between us and other entities involving our executive officers and our board members who serve as executive officers of those other entities.

Stockholder Proposals for the 2010 Annual Meeting

Advance Notice Requirements for Stockholder Proposals for Next Year’s Annual Meeting

The deadline for submitting a stockholder proposal for inclusion in our proxy statement and form of proxy card for next year’s annual meeting of stockholders pursuant to Rule 14a-5(e) of the Exchange Act is October 22, 2009 (which is 120 calendar days before the anniversary of the date our proxy statement for the 2009 Annual Meeting was first mailed to stockholders, as stated on page 1 of that proxy statement).

A stockholder may wish to have a proposal presented at next year’s annual meeting of stockholders, but not to have such proposal included in our proxy statement and form of proxy relating to that meeting. If notice of any such proposal is not received by us by January 6, 2010 (which is 45 calendar days before the anniversary of the date our proxy statement for the 2009 Annual Meeting was first mailed to stockholders (as stated on page 1 of that proxy statement)), then such proposal shall be deemed “untimely” for purposes of Rule 14a-4(c) promulgated under the Exchange Act and, therefore, the individuals named in the proxies solicited on behalf of our board of directors for use at our next annual meeting of stockholders will have the right to exercise discretionary voting authority as to such proposal.

Advance Notice Requirements for Stockholder Nominations for Next Year’s Annual Meeting

Nominations for election to our board of directors must be received by October 22, 2009 to be considered by our Nominating Committee and must be accompanied the information and materials required by our By-laws.

Other Requirements

You also must comply with all applicable requirements of the Exchange Act for nominations of directors and proposals of business to be conducted at stockholder meetings. If you have not complied with the procedures described above, the chairman of the meeting may refuse to acknowledge your nomination or proposal. These procedures will not be deemed to affect any of your rights under Rule 14a-8 under the Exchange Act to request inclusion of proposals in our proxy statements.

Change in the Date of Next Year’s Annual Meeting

If our board of directors selects a date for next year’s annual meeting of stockholders that is more than 30 calendar days before or after the date that is one year after the date of the 2009 Annual Meeting, we will inform you of the change and include the new dates by which (i) stockholder proposals must be submitted to us for inclusion in our proxy statement and form of proxy card for next year’s annual meeting of stockholders and (ii) stockholder proposals must be received to not be considered to be “untimely,” in our first Quarterly Report on Form 10-Q following the change.

Delivery of this Proxy Statement

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household. Householding is designed to reduce duplicate mailings and save significant printing and postage costs. If you receive a household mailing this year and would like to receive additional copies of our annual report and/or proxy statement, please call us at 609-613-4125 or send a written request to rsmith@pharmasset.com or Investor Relations, Pharmasset, Inc., 303-A College Road East, Princeton, New Jersey 08540. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

OUR BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO ATTEND THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE SPECIAL MEETING. YOUR COOPERATION WILL BE APPRECIATED.

Appendix A

Revised 2007 Equity Incentive Plan

of Pharmasset, Inc.

2007 EQUITY INCENTIVE PLAN

OF

PHARMASSET, INC.

As amended through                     , 2009

1.	Purpose of this Plan

The purpose of this 2007 Equity Incentive Plan is to enhance the long-term stockholder value of Pharmasset, Inc. by offering opportunities to eligible individuals to participate in the growth in value of the equity of Pharmasset, Inc.

2.	Definitions and Rules of Interpretation

2.1. Definitions.

This Plan uses the following defined terms:

(a) “Administrator” means the Board or the Committee, or any officer or employee of the Company to whom the Board or the Committee delegates authority to administer this Plan.

(b) “Affiliate” means a “parent” or “subsidiary” (as each is defined in Section 424 of the Code) of the Company and any other entity that the Board or Committee designates as an “Affiliate” for purposes of this Plan.

(c) “Applicable Law” means any and all laws of whatever jurisdiction, within or without the United States, and the rules of any stock exchange or quotation system on which Shares are listed or quoted, applicable to the taking or refraining from taking of any action under this Plan, including the administration of this Plan and the issuance or transfer of Awards or Award Shares.

(d) “Award” means a Stock Award, SAR, Cash Award, or Option granted in accordance with the terms of this Plan.

(e) “Award Agreement” means the document evidencing the grant of an Award.

(f) “Award Shares” means Shares covered by an outstanding Award or purchased under an Award.

(g) “Awardee” means: (i) a person to whom an Award has been granted, including a holder of a Substitute Award or (ii) a person to whom an Award has been transferred in accordance with all applicable requirements of Sections 6.5, 7(h), and 17.

(h) “Board” means the Board of Directors of the Company.

(i) “Cash Award” means the right to receive cash as described in Section 8.3.

(j) “Cause” means employment related dishonesty, fraud, misconduct or disclosure or misuse of confidential information, or other employment related conduct that is likely to cause significant injury to the Company, an Affiliate, or any of their respective employees, officers or directors (including, without limitation, commission of a felony or similar offense), in each case as determined by the Administrator. “Cause” shall not require that a civil judgment or criminal conviction have been entered against or guilty plea shall have been made by the Awardee regarding any of the matters referred to in the previous sentence. Accordingly, the Administrator shall be entitled to determine “Cause” based on the Administrator’s good faith belief. If the Awardee is criminally charged with a felony or similar offense that shall be a sufficient, but not a necessary, basis for such belief.

(k) “Change in Control” means any transaction or event that the Board specifies as a Change in Control under Section 10.4.

(l) “Code” means the Internal Revenue Code of 1986.

(m) “Committee” means a committee composed of Company Directors appointed in accordance with the Company’s charter documents and Section 4.

(n) “Company” means Pharmasset, Inc., a Delaware corporation.

(o) “Company Director” means a member of the Board.

(p) “Consultant” means an individual who, or an employee or agent of any entity that, provides bona fide services to the Company or an Affiliate not in connection with the offer or sale of securities in a capital-raising transaction, but who is not an Employee.

(q) “Director” means a member of the Board of Directors of the Company or an Affiliate.

(r) “Domestic Relations Order” means a “domestic relations order” as defined in, and otherwise meeting the requirements of, Section 414(p) of the Code, except that reference to a “plan” in that definition shall be to this Plan.

(s) “Effective Date” means the first date of the sale by the Company of shares of its capital stock in an initial public offering pursuant to a registration statement on Form S-1 filed with the SEC.

(t) “Employee” means a regular employee of the Company or an Affiliate, including an officer or Director, who is treated as an employee in the personnel records of the Company or an Affiliate, but not individuals who are classified by the Company or an Affiliate as: (i) leased from or otherwise employed by a third party, (ii) independent contractors, or (iii) intermittent or temporary workers. The Company’s or an Affiliate’s classification of an individual as an “Employee” (or as not an “Employee”) for purposes of this Plan shall not be altered retroactively even if that classification is changed retroactively for another purpose as a result of an audit, litigation or otherwise. An Awardee shall not cease to be an Employee due to transfers between locations of the Company, or between the Company and an Affiliate, or to any successor to the Company or an Affiliate that assumes the Awardee’s Options under Section 10. Neither service as a Director nor receipt of a director’s fee shall be sufficient to make a Director an “Employee.”

(u) “Exchange Act” means the Securities Exchange Act of 1934.

(v) “Executive” means, if the Company has any class of any equity security registered under Section 12 of the Exchange Act, an individual who is subject to Section 16 of the Exchange Act or who is a “covered employee” under Section 162(m) of the Code, in either case because of the individual’s relationship with the Company or an Affiliate. If the Company does not have any class of any equity security registered under Section 12 of the Exchange Act, “Executive” means any (i) Director, (ii) officer elected or appointed by the Board, or (iii) beneficial owner of more than 10% of any class of the Company’s equity securities.

(w) “Expiration Date” means, with respect to an Award, the date stated in the Award Agreement as the expiration date of the Award or, if no such date is stated in the Award Agreement, then the last day of the maximum exercise period for the Award, disregarding the effect of an Awardee’s Termination or any other event that would shorten that period.

(x) “Fair Market Value” means the value of Shares as determined under Section 18.2.

(y) “Fundamental Transaction” means any transaction or event described in Section 10.3.

(z) “Good Reason” means (i) a material diminution in responsibility or compensation, or (ii) requiring Awardee to work in a location (other than normal business travel) which is more than 50 miles from Awardee’s principal place of employment before the change.

(aa) “Grant Date” means the date the Administrator approves the grant of an Award. However, if the Administrator specifies that an Award’s Grant Date is a future date or the date on which a condition is satisfied, the Grant Date for such Award is that future date or the date that the condition is satisfied.

(bb) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option under Section 422 of the Code and designated as an Incentive Stock Option in the Award Agreement for that Option.

(cc) “Involuntary Termination” means Termination by the Company without Cause or Termination by the Awardee for Good Reason.

(dd) “Nasdaq” means the Nasdaq Global Market or its successor.

(ee) “Nonstatutory Option” means any Option other than an Incentive Stock Option.

(ff) “Objectively Determinable Performance Condition” shall mean a performance condition (i) that is established (A) at the time an Award is granted or (B) no later than the earlier of (1) 90 days after the beginning of the period of service to which it relates, or (2) before the elapse of 25% of the period of service to which it relates, (ii) that is uncertain of achievement at the time it is established, and (iii) the achievement of which is determinable by a third party with knowledge of the relevant facts. Examples of measures that may be used in Objectively Determinable Performance Conditions include net order dollars, net profit dollars, net profit growth, net revenue dollars, revenue growth, individual performance, earnings per share, return on assets, return on equity, and other financial objectives, objective customer satisfaction indicators and efficiency measures, each with respect to the Company and/or an Affiliate or individual business unit.

(gg) “Officer” means an officer of the Company as defined in Rule 16a-1 adopted under the Exchange Act.

(hh) “Option” means a right to purchase Shares of the Company granted under this Plan.

(ii) “Option Price” means the price payable under an Option for Shares, not including any amount payable in respect of withholding or other taxes.

(jj) “Option Shares” means Shares covered by an outstanding Option or purchased under an Option.

(kk) “Plan” means this 2007 Equity Incentive Plan of Pharmasset, Inc.

(ll) “Prior Plan” means the Company’s 1998 Stock Plan (as amended).

(mm) “Purchase Price” means the price payable under a Stock Award for Shares, not including any amount payable in respect of withholding or other taxes.

(nn) “Retirement” means Termination with the consent of the Company after the attainment of age 60 and the completion of five years of continuous service with the Company and its Affiliates (including any predecessor entities).

(oo) “Rule 16b-3” means Rule 16b-3 adopted under Section 16(b) of the Exchange Act.

(pp) “SAR” or “Stock Appreciation Right” means a right to receive cash and/or Shares based on a change in the Fair Market Value of a specific number of Shares pursuant to an Award Agreement, as described in Section 8.1.

(qq) “Securities Act” means the Securities Act of 1933.

(rr) “Share” means a share of the common stock of the Company or other securities substituted for the common stock under Section 10.

(ss) “Stock Award” means an offer by the Company to sell shares subject to certain restrictions pursuant to the Award Agreement as described in Section 8.2 or, as determined by the Committee, a notional account representing the right to be paid an amount based on Shares. Types of Awards which may be granted as Stock Awards include such awards as are commonly known as restricted stock, deferred stock, restricted stock units, performance shares, phantom stock or similar types of awards as determined by the Administrator.

(tt) “Substitute Award” means a Substitute Option, Substitute SAR or Substitute Stock Award granted in accordance with the terms of this Plan.

(uu) “Substitute Option” means an Option granted in substitution for, or upon the conversion of, an option granted by another entity to purchase equity securities in the granting entity.

(vv) “Substitute SAR” means a SAR granted in substitution for, or upon the conversion of, a stock appreciation right granted by another entity with respect to equity securities in the granting entity.

(ww) “Substitute Stock Award” means a Stock Award granted in substitution for, or upon the conversion of, a stock award granted by another entity to purchase equity securities in the granting entity.

(xx) “Termination” means that the Awardee has ceased to be, with or without any cause or reason, an Employee, Director or Consultant. However, unless so determined by the Administrator, or otherwise provided in this Plan, “Termination” shall not include a change in status from an Employee, Consultant or Director to another such status. An event that causes an Affiliate to cease being an Affiliate shall be treated as the “Termination” of that Affiliate’s Employees, Directors, and Consultants.

2.2. Rules of Interpretation. Any reference to a “Section,” without more, is to a Section of this Plan. Captions and titles are used for convenience in this Plan and shall not, by themselves, determine the meaning of this Plan. Except when otherwise indicated by the context, the singular includes the plural and vice versa. Any reference to a statute is also a reference to the applicable rules and regulations adopted under that statute. Any reference to a statute, rule or regulation, or to a section of a statute, rule or regulation, is a reference to that statute, rule, regulation, or section as amended from time to time, both before and after the Effective Date and including any successor provisions.

3.	Shares Subject to this Plan; Term of this Plan

3.1. Number of Award Shares.

(a) The Shares issuable under this Plan shall be authorized but unissued or reacquired Shares, including Shares repurchased by the Company on the open market. The number of Shares initially available for issuance over the term of this Plan shall be 1,371,190. The maximum number of Shares available for issuance hereunder shall be increased by the number of Shares subject to stock options issued under the Prior Plan that expire, terminate or are canceled or forfeited for any reason after the Effective Date without having been exercised in full. Subject to the approval of stockholders, the maximum number of Shares available for issuance hereunder was further increased by 1,000,000 by action of the Board dated July 15, 2009.

(b) If and to the extent that an Award granted under this Plan expires, terminates or is canceled or forfeited for any reason without the issuance of all the Shares subject thereto, those unissued Shares will again become available for grant under the Plan. Similarly, if any Shares issued pursuant to an Award granted under this Plan are forfeited or repurchased at the original purchase price or less for any reason, those Shares will again become available for grant under the Plan.

3.2. Source of Shares. Award Shares may be: (a) Shares that have never been issued, (b) Shares that have been issued but are no longer outstanding, or (c) Shares that are outstanding and are acquired to discharge the Company’s obligation to deliver Award Shares.

3.3. Term of this Plan.

(a) This Plan shall be effective on the Effective Date, and Awards may be granted under this Plan on and after, the Effective Date. Upon effectiveness of this Plan, no additional awards will be made under the Prior Plan.

(b) Subject to the provisions of Section 14, Awards may be granted under this Plan for a period of ten years from the latest date the Company’s stockholders approve this Plan.

4.	Administration

4.1. General.

(a) The Board shall have ultimate responsibility for administering this Plan. To the extent permitted by Applicable Law, the Board may delegate certain of its responsibilities to a Committee, which shall consist of at least two members of the Board. In addition, to the extent permitted by Applicable Law, the Board or the Committee may further delegate its responsibilities to any Employee of the Company or any Affiliate. Where this Plan specifies that an action is to be taken or a determination made by the Board, only the Board may take that action or make that determination. Where this Plan specifies that an action is to be taken or a determination made by the Committee, only the Committee may take that action or make that determination; provided that, if for some reason the Committee cannot act or make a determination, then the Board shall also be entitled to take such action or make such determination. Where this Plan references the “Administrator,” the action may be taken or determination made by the Board, the Committee, or other Administrator. However, only the Board or the Committee may approve grants of Awards to Executives or Non-Employee Directors, and an Administrator other than the Board or the Committee may grant Awards only within the guidelines established by the Board or Committee. Moreover, all actions and determinations by any Administrator are subject to the provisions of this Plan.

(b) So long as the Company has registered and outstanding a class of equity securities under Section 12 of the Exchange Act and to the extent necessary or helpful to comply with Applicable Law with respect to officers subject to Section 16 or the Exchange Act and/or others, the Committee shall consist of Company Directors who are “Non-Employee Directors” as defined in Rule 16b-3 and, after the expiration of any transition period permitted by Treasury Regulations Section 1.162-27(h)(3), who are “outside directors” as defined in Section 162(m) of the Code. So long as the Shares are listed with Nasdaq, the Committee shall comply with applicable Nasdaq rules and listing standards.

4.2. Authority of the Board or the Committee. Subject to the other provisions of this Plan, the Board or the Committee shall have the authority to:

(a) grant Awards, including Substitute Awards;

(b) determine the Fair Market Value of Shares;

(c) determine the Option Price and the Purchase Price of Awards;

(d) select the Awardees;

(e) determine the times Awards are granted;

(f) determine the number of Shares subject to each Award;

(g) determine the methods of payment that may be used to purchase Award Shares;

(h) determine the methods of payment that may be used to satisfy withholding tax obligations;

(i) determine the other terms of each Award, including but not limited to the time or times at which Awards may be exercised, whether and under what conditions an Award is assignable, whether an Option is a Nonstatutory Option or an Incentive Stock Option, automatic cancellation of the Award if certain objective requirements determined by the Administration are not met;

(j) modify or amend any Award;

(k) authorize any person to sign any Award Agreement or other document related to this Plan on behalf of the Company;

(l) determine the form of any Award Agreement or other document related to this Plan, and whether that document, including signatures, may be in electronic form;

(m) interpret this Plan and any Award Agreement or document related to this Plan;

(n) correct any defect, remedy any omission, or reconcile any inconsistency in this Plan, any Award Agreement or any other document related to this Plan;

(o) adopt, amend, and revoke rules and regulations under this Plan, including rules and regulations relating to sub-plans and Plan addenda;

(p) adopt, amend, and revoke special rules and procedures which may be inconsistent with the terms of this Plan, set forth (if the Administrator so chooses) in sub-plans regarding (for example) the operation and administration of this Plan and the terms of Awards, if and to the extent necessary or useful to accommodate non-U.S. Applicable Laws and practices as they apply to Awards and Award Shares held by, or granted or issued to, persons working or resident outside of the United States or employed by Affiliates incorporated outside the United States;

(q) determine whether a transaction or event should be treated as a Change in Control;

(r) determine the effect of a Fundamental Transaction and, if the Board determines that a transaction or event should be treated as a Change in Control, then the effect of that Change in Control;

(s) appoint such additional administrators as are necessary to perform various administrative acts and determine the duties of such administrators; and

(t) make all other determinations the Administrator deems necessary or advisable for the administration of this Plan.

4.3. Scope of Discretion. Subject to the provisions of this Section 4.3, on all matters for which this Plan confers the authority, right or power on the Board, the Committee, or other Administrator to make decisions, that body may make those decisions in its sole and absolute discretion. Those decisions will be final, binding and conclusive. In making its decisions, the Board, Committee or other Administrator need not treat all persons eligible to receive Awards, all Awardees, all Awards or all Award Shares the same way. Notwithstanding anything herein to the contrary, and except as provided in Section 13.3, the discretion of the Board, Committee or other Administrator is subject to the specific provisions and specific limitations of this Plan, as well as all rights conferred on specific Awardees by Award Agreements and other agreements.

4.4. Vesting of Awards. Awards will be subject to such vesting or forfeiture conditions as the Administrator may determine, subject to the following guidelines:

(a) With respect to Awards that vest (or that are earned or become non-forfeitable) based, in whole or in part, on the achievement of one or more performance conditions (including but not limited to Objectively Determinable Performance Conditions), the period over which such performance is measured will be at least one year.

(b) Except as otherwise provided in Section 11.1, with respect to Awards that vest (or that are earned or become non-forfeitable) solely based on the service of the Awardee to the Company and its Affiliates, the requisite service period for the Award to become fully vested (or earned or non-forfeitable) will be at least three years (provided that the Award may vest ratably over that period).

(c) Notwithstanding the foregoing, or any other provision of this Plan:

(i)	the vested (or earned or non-forfeitable) status of an Award may, by the terms of the Award or by subsequent discretionary action of the Board or the Committee, be accelerated in whole or in part upon (i) a Change in Control or Fundamental Transaction, (ii) a dissolution or liquidation of the Company, (iii) the Awardee’s Termination due to death, disability (as defined in Section 22(e)(3) of the Code), or Retirement, or (iv) upon the occurrence of any substantially similar event or transaction; and

(ii)	in the event of the Awardee’s Involuntary Termination, an Award may remain outstanding and the vesting of that Award may continue in accordance with the original schedule (as though the Awardee had remained employed by the Company) to the extent specified in the terms of the Award or determined by subsequent discretionary action of the Board or the Committee.

4.5. Repricing. Notwithstanding any other provision of this Plan, no Option or SAR may be repriced, directly or indirectly, without approval of the Company’s stockholders. For this purpose, the method of obtaining such stockholder approval and the required degree of approval will be determined in accordance with applicable state law and the Company’s governing documents.

5.	Persons Eligible to Receive Awards

5.1. Eligible Individuals. Awards (including Substitute Awards) may be granted to, and only to, Employees, Directors and Consultants, including to prospective Employees, Directors and Consultants conditioned on the beginning of their service for the Company or an Affiliate. However, Incentive Stock Options may only be granted to Employees, as provided in Section 7(g).

5.2. Section 162(m) Limitation.

(a) Options and SARs. Subject to the provisions of this Section 5.2, for so long as the Company is a “publicly held corporation” within the meaning of Section 162(m) of the Code: (i) no Employee may be granted one or more SARs or Options within any fiscal year of the Company under this Plan to purchase or be issued more than 1,000,000 Shares under Options or to receive compensation calculated with reference to more than that number of Shares under SARs, subject to adjustment pursuant to Section 10, and (ii) Options and SARs may be granted to an Executive only by the Committee (and, notwithstanding anything to the contrary in Section 4.1(a), not by the Board). If an Option or SAR is cancelled without being exercised or if the Option Price of an Option is reduced, that cancelled or repriced Option or SAR shall continue to be counted against the limit on Awards that may be granted to any individual under this Section 5.2.

(b) Cash Awards and Stock Awards. Any Cash Award or Stock Award intended as “qualified performance-based compensation” within the meaning of Section 162(m) of the Code must be awarded, vest or become exercisable contingent on the achievement of one or more Objectively Determinable Performance Conditions. The Committee shall have the discretion to determine the time and manner of compliance with Section 162(m) of the Code. The maximum annual value of Cash Awards or Stock Awards to any individual may not exceed $3,000,000.

6.	Terms and Conditions of Options

The following rules apply to all Options:

6.1. Price. No Option may have an Option Price less than the Fair Market Value of the Shares on the Grant Date. In no event will the Option Price of any Option be less than the par value of the Shares issuable under the Option if that is required by Applicable Law. The Option Price of an Incentive Stock Option shall be subject to the additional requirement stated in Section 7(f). Notwithstanding the foregoing, in the event an Option is granted with an exercise price less than that set forth in this Section 6.1, if the mistake was unintentional, a violation of this provision shall not cause such Option to be void or voidable.

6.2. Term. No Option shall be exercisable after its Expiration Date. No Option may have an Expiration Date that is more than ten years after its Grant Date. Additional provisions regarding the term of Incentive Stock Options are provided in Sections 7(a) and 7(e).

6.3. Vesting. Options shall be exercisable: (a) on the Grant Date, or (b) in accordance with a schedule related to the Grant Date, the date the Awardee’s directorship, employment or consultancy begins, or a different date specified in the Award Agreement. Additional provisions regarding the vesting of Incentive Stock Options are provided in Section 7(c). No Option granted to an individual who is subject to the overtime pay provisions of the Fair Labor Standards Act may be exercised before the expiration of six months after the Grant Date.

6.4. Form and Method of Payment.

(a) The Board or Committee shall determine the acceptable form and method of payment for exercising an Option. So long as variable accounting pursuant to “APB 25” does not apply and the Board or Committee otherwise determines there is no material adverse accounting consequence at the time of exercise, the Board or Committee may require the delivery in Shares for the value of the net appreciation of the Shares at the time of exercise over the exercise price. The difference between full number of Shares covered by the exercised portion of the Award and the number of Shares actually delivered shall be restored to the amount of Shares reserved for issuance under Section 3.1.

(b) Acceptable forms of payment for all Option Shares are cash, check or wire transfer, denominated in U.S. dollars except as specified by the Administrator for non-U.S. Employees or non-U.S. sub-plans.

(c) In addition, the Administrator may permit payment to be made by any of the following methods:

(i) other Shares, or the designation of other Shares, which (A) are “mature” shares for purposes of avoiding variable accounting treatment under generally accepted accounting principles (generally mature shares are those that have been owned by the Awardee for more than six months on the date of surrender), and (B) have a Fair Market Value on the date of surrender equal to the Option Price of the Shares as to which the Option is being exercised;

(ii) provided that a public market exists for the Shares, consideration received by the Company under a procedure under which a licensed broker-dealer advances funds on behalf of an Awardee or sells Option Shares on behalf of an Awardee (a “Cashless Exercise Procedure”), provided that if the Company extends or arranges for the extension of credit to an Awardee under any Cashless Exercise Procedure, no Officer or Director may participate in that Cashless Exercise Procedure;

(iii) cancellation of any debt owed by the Company or any Affiliate to the Awardee by the Company including without limitation waiver of compensation due or accrued for services previously rendered to the Company; and

(iv) any combination of the methods of payment permitted by any paragraph of this Section 6.4.

(d) The Administrator may also permit any other form or method of payment for Option Shares permitted by Applicable Law.

6.5. Nonassignability of Options. Except as determined by the Administrator, no Option shall be assignable or otherwise transferable by the Awardee except by will or by the laws of descent and distribution. However, Options may be transferred and exercised in accordance with a Domestic Relations Order and may be exercised by a guardian or conservator appointed to act for the Awardee. Incentive Stock Options may only be assigned in compliance with Section 7(h).

6.6. Substitute Options. The Board may cause the Company to grant Substitute Options in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger, tender offer, or other similar transaction) or of all or a portion of the assets of any entity. Any such substitution shall be effective on the effective date of the acquisition. Substitute Options may be Nonstatutory Options or Incentive Stock Options. Unless and to the extent specified otherwise by the Board, Substitute Options shall have the same terms and conditions as the options they replace, except that (subject to the provisions of Section 10) Substitute Options shall be Options to purchase Shares rather than equity securities of the granting entity, shall have an Option Price determined by the Board and shall be on terms that, as determined by the Board in its sole and absolute discretion, properly reflect the substitution.

7.	Incentive Stock Options

The following rules apply only to Incentive Stock Options and only to the extent these rules are more restrictive than the rules that would otherwise apply under this Plan. With the consent of the Awardee, or where this Plan provides that an action may be taken notwithstanding any other provision of this Plan, the Administrator may deviate from the requirements of this Section, notwithstanding that any Incentive Stock Option modified by the Administrator will thereafter be treated as a Nonstatutory Option.

(a) The Expiration Date of an Incentive Stock Option shall not be later than ten years from its Grant Date, with the result that no Incentive Stock Option may be exercised after the expiration of ten years from its Grant Date.

(b) No Incentive Stock Option may be granted more than ten years from the date this Plan was approved by the Board.

(c) Options intended to be incentive stock options under Section 422 of the Code that are granted to any single Awardee under all incentive stock option plans of the Company and its Affiliates, including incentive stock options granted under this Plan, may not vest at a rate of more than $100,000 in Fair Market Value of stock (measured on the grant dates of the options) during any calendar year. For this purpose, an option vests with respect to a given share of stock the first time its holder may purchase that share, notwithstanding any right of the Company to repurchase that share. Unless the administrator of that option plan specifies otherwise in the related agreement governing the option, this vesting limitation shall be applied by, to the extent necessary to satisfy this $100,000 rule, treating certain stock options that were intended to be Incentive Stock Options under Section 422 of the Code as Nonstatutory Options. The stock options or portions of stock options to be reclassified as Nonstatutory Options are those with the highest option prices, whether granted under this Plan or any other equity compensation plan of the Company or any Affiliate that permits that treatment. This Section 7(c) shall not cause an Incentive Stock Option to vest before its original vesting date or cause an Incentive Stock Option that has already vested to cease to vest or be vested.

(d) In order for an Incentive Stock Option to be exercised for any form of payment other than those described in Section 6.4(b), that right must be stated at the time of grant in the Award Agreement relating to that Incentive Stock Option.

(e) Any Incentive Stock Option granted to a Ten Percent Stockholder, must have an Expiration Date that is not later than five years from its Grant Date, with the result that no such Option may be exercised after the expiration of five years from the Grant Date. A “Ten Percent Stockholder” is any person who, directly or by attribution under Section 424(d) of the Code, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate on the Grant Date.

(f) The Option Price for the Shares covered by an Incentive Stock Option granted to a Ten Percent Stockholder shall never be less than 110% of the Fair Market Value of the Shares at the Grant Date.

(g) Incentive Stock Options may be granted only to Employees. If an Awardee changes status from an Employee to a Consultant, that Awardee’s Incentive Stock Options become Nonstatutory Options if not exercised within the time period described in Section 7(i) (determined by treating that change in status as a Termination solely for purposes of this Section 7(g)).

(h) No rights under an Incentive Stock Option may be transferred by the Awardee, other than by will or the laws of descent and distribution. During the life of the Awardee, an Incentive Stock Option may be exercised only by the Awardee. The Company’s compliance with a Domestic Relations Order, or the exercise of an Incentive Stock Option by a guardian or conservator appointed to act for the Awardee, shall not violate this Section 7(h).

(i) An Incentive Stock Option shall be treated as a Nonstatutory Option if it remains exercisable after, and is not exercised within, the three-month period beginning with the Awardee’s Termination for any reason other than the Awardee’s death or disability (as defined in Section 22(e) of the Code). In the case of Termination due to death, an Incentive Stock Option shall continue to be treated as an Incentive Stock Option if it remains exercisable after, and is not exercised within, the three month period after the Awardee’s Termination provided it is exercised before the Expiration Date. In the case of Termination due to disability, an Incentive Stock Option shall be treated as a Nonstatutory Option if it remains exercisable after, and is not exercised within, one year after the Awardee’s Termination.

(j) An Incentive Stock Option may only be modified by the Board.

8.	Stock Appreciation Rights, Stock Awards and Cash Awards

8.1. Stock Appreciation Rights. The following rules apply to SARs:

(a) General. SARs may be granted either alone, in addition to, or in tandem with other Awards granted under this Plan. The Administrator may grant SARs to eligible participants subject to terms and conditions not inconsistent with this Plan and determined by the Administrator. The specific terms and conditions applicable to the Awardee shall be provided for in the Award Agreement. SARs shall be exercisable, in whole or in part, at such times as the Administrator shall specify in the Award Agreement. The grant or vesting of a SAR may be made contingent on the achievement of Objectively Determinable Performance Conditions.

(b) Exercise of SARs. Upon the exercise of an SAR, in whole or in part, an Awardee shall be entitled to a payment in an amount equal to the excess of the Fair Market Value of a fixed number of Shares covered by the exercised portion of the SAR on the date of exercise, over the Fair Market Value of the Shares covered by the exercised portion of the SAR on the Grant Date. The amount due to the Awardee upon the exercise of a SAR shall be paid in cash, Shares or a combination thereof, as specified in the Award Agreement, over the period or periods specified in the Award Agreement. An Award Agreement may place limits on the amount that may be paid over any specified period or periods upon the exercise of a SAR, on an aggregate basis or as to any Awardee. A SAR shall be considered exercised when the Company receives written notice of exercise in accordance with the terms of the Award Agreement from the person entitled to exercise the SAR. If a SAR has been granted in tandem with an Option, upon the exercise of the SAR, the number of shares that may be purchased pursuant to the Option shall be reduced by the number of shares with respect to which the SAR is exercised.

(c) Nonassignability of SARs. Except as determined by the Administrator, no SAR shall be assignable or otherwise transferable by the Awardee except by will or by the laws of descent and distribution. Notwithstanding anything herein to the contrary, SARs may be transferred and exercised in accordance with a Domestic Relations Order.

(d) Substitute SARs. The Board may cause the Company to grant Substitute SARs in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger, tender offer or other similar transaction) or all or a portion of the assets of any entity. Any such substitution shall be effective on the effective date of the acquisition. Unless and to the extent specified otherwise by the Board, Substitute SARs shall have the same terms and conditions as the SARs they replace, except that (subject to the provisions of Section 10) Substitute SARs shall be exercisable with respect to the Fair Market Value of Shares rather than equity securities of the granting entity and shall be on terms that, as determined by the Board in its sole and absolute discretion, properly reflects the substitution.

8.2. Stock Awards. The following rules apply to all Stock Awards:

(a) General. The specific terms and conditions of a Stock Award applicable to the Awardee shall be provided for in the Award Agreement. The Award Agreement shall state the number of Shares that the Awardee shall be entitled to receive or purchase, the terms and conditions, if any, on which the Shares shall vest, the price to be paid, if any, whether Shares are to be delivered at the time of grant or at some deferred date specified in the Award Agreement, whether the Award is payable solely in Shares, cash or either and, if applicable, the time within which the Awardee must accept such offer. The offer shall be accepted by execution of the Award Agreement. The Administrator may require that all Shares subject to a right of repurchase or risk of forfeiture be held in escrow until such repurchase right or risk of forfeiture lapses. The grant or vesting of a Stock Award may be made contingent on the achievement of Objectively Determinable Performance Conditions.

(b) Right of Repurchase. If so provided in the Award Agreement, Award Shares acquired pursuant to a Stock Award maybe subject to repurchase by the Company or an Affiliate if not vested in accordance with the Award Agreement.

(c) Form of Payment. If the Awardee is required to pay any amount to purchase Shares subject to the Stock Award, then the Administrator shall determine the acceptable form and method of payment for exercising a Stock Award. Acceptable forms of payment for all Award Shares are cash, check or wire transfer, denominated in U.S. dollars except as specified by the Administrator for non-U.S. Employees or non-U.S. sub-plans. In addition, the Administrator may permit payment to be made by any of the methods permitted with respect to the exercise of Options pursuant to Section 6.4.

(d) Nonassignability of Stock Awards. Except as determined by the Administrator, no Stock Award shall be assignable or otherwise transferable by the Awardee except by will or by the laws of descent and distribution. Notwithstanding anything to the contrary herein, Stock Awards may be transferred and exercised in accordance with a Domestic Relations Order.

(e) Substitute Stock Award. The Board may cause the Company to grant Substitute Stock Awards in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger, tender offer, or other similar transaction) or all or a portion of the assets of any entity. Unless and to the extent specified otherwise by the Board, Substitute Stock Awards shall have the same terms and conditions as the stock awards they replace, except that (subject to the provisions of Section 10) Substitute Stock Awards shall be Stock Awards to purchase Shares rather than equity securities of the granting entity and shall have a Purchase Price and other terms that, as determined by the Board in its sole and absolute discretion, properly reflects the substitution. Any such Substitute Stock Award shall be effective on the effective date of the acquisition.

8.3. Cash Awards. The following rules apply to all Cash Awards:

Cash Awards may be granted either alone, in addition to, or in tandem with other Awards granted under this Plan. After the Administrator determines that it will offer a Cash Award, it shall advise the Awardee, by means of an Award Agreement, of the terms, conditions and restrictions related to the Cash Award. The grant or vesting of a Cash Award may be made contingent on the achievement of Objectively Determinable Performance Conditions.

9.	Exercise of Awards

9.1. In General. An Award shall be exercisable in accordance with this Plan and the Award Agreement under which it is granted.

9.2. Time of Exercise. Options and Stock Awards shall be considered exercised when the Company receives: (a) written (including electronically pursuant to Section 18.4 below) notice of exercise from the person entitled to exercise the Option or Stock Award, (b) full payment, or provision for payment, in a form and method approved by the Administrator, for the Shares for which the Option or Stock Award is being exercised, and (c) if applicable, payment, or provision for payment, in a form approved by the Administrator, of all applicable withholding taxes due upon exercise. An Award may not be exercised for a fraction of a Share. SARs shall be considered exercised when the Company receives written notice of the exercise from the person entitled to exercise the SAR.

9.3. Issuance of Award Shares. The Company shall issue Award Shares in the name of the person properly exercising the Award. If the Awardee is that person and so requests, the Award Shares shall be issued in the name of the Awardee and the Awardee’s spouse. The Company shall endeavor to issue Award Shares promptly after an Award is exercised or after the Grant Date of a Stock Award, as applicable. Until Award Shares are actually issued, as evidenced by the appropriate entry on the stock register of the Company or its transfer agent, the Awardee will not have the rights of a stockholder with respect to those Award Shares, even though the Awardee has completed all the steps necessary to exercise the Award. No adjustment shall be made for any dividend, distribution, or other right for which the record date precedes the date the Award Shares are issued, except as provided in Section 10 or an Award Agreement.

9.4. Termination.

(a) In General. Except as provided in an Award Agreement or in writing by the Administrator, including in an Award Agreement, and as otherwise provided in Sections 9.4(b) and (c) after an Awardee’s Termination for other than Cause, the Awardee’s Awards shall be exercisable to the extent (but only to the extent) they are vested on the date of that Termination and only during the ninety (90) days after the Termination, but in no event after the Expiration Date. Unless otherwise provided in the Award Agreement, in the event of termination for Cause the Award may not be exercised after the date of Termination. To the extent the Awardee does not exercise an Award within the time specified for exercise, the Award shall automatically terminate.

(b) Leaves of Absence. Unless otherwise provided in the Award Agreement, no Award may be exercised more than three months after the beginning of a leave of absence, other than a personal or medical leave approved by an authorized representative of the Company with employment guaranteed upon return. Awards shall not continue to vest during a leave of absence, unless otherwise determined by the Administrator with respect to an approved personal or medical leave with employment guaranteed upon return.

(c) Death or Disability. Unless otherwise provided by the Administrator or in the Award Agreement, if an Awardee’s Termination is due to death or disability (as determined by the Administrator with respect to all Awards other than Incentive Stock Options and as defined by Section 22(e) of the Code with respect to Incentive Stock Options), all Awards of that Awardee to the extent vested and exercisable at the date of that Termination may be exercised for one year after that Termination, but in no event after the Expiration Date. In the case of Termination due to death, an Award may be exercised as provided in Section 17. In the case of Termination due to disability, if a guardian or conservator has been appointed to act for the Awardee and been granted this authority as part of that appointment, that guardian or conservator may exercise the Award on behalf of the Awardee. Death or disability occurring after an Awardee’s Termination shall not cause the Termination to be treated as having occurred due to death or disability. To the extent an Award is not so exercised within the time specified for its exercise, the Award shall automatically terminate.

(d) Administrator Discretion. Notwithstanding the provisions of Section 9.4 (a)-(c), the Plan Administrator shall have complete discretion, exercisable either at the time an Award is granted or at any time while the Award remains outstanding, to:

(i) Extend the period of time for which the Award is to remain exercisable, following the Awardee’s Termination, from the limited exercise period otherwise in effect for that Award to such greater period of time as the Administrator shall deem appropriate, but in no event beyond the Expiration Date; and/or

(ii) Permit the Award to be exercised, during the applicable post-Termination exercise period, not only with respect to the number of vested Shares for which such Award may be exercisable at the time of the Awardee’s Termination but also with respect to one or more additional installments in which the Awardee would have vested had the Awardee not been subject to Termination.

(e) Consulting or Employment Relationship. Nothing in this Plan or in any Award Agreement, and no Award or the fact that an Award remains unvested or that Award Shares remain subject to repurchase rights or other forfeiture conditions, shall: (A) interfere with or limit the right of the Company or any Affiliate to terminate the employment or consultancy of any Awardee at any time, whether with or without cause or reason, and with or without the payment of severance or any other compensation or payment, or (B) interfere with the application of any provision in any of the Company’s or any Affiliate’s charter documents or Applicable Law relating to the election, appointment, term of office, or removal of a Director.

10.	Certain Transactions and Events

10.1. In General. Except as provided in this Section 10, no change in the capital structure of the Company, merger, sale or other disposition of assets or a subsidiary, change in control, issuance by the Company of shares of any class of securities or securities convertible into shares of any class of securities, exchange or conversion of securities, or other transaction or event shall require or be the occasion for any adjustments of the type described in this Section 10. Additional provisions with respect to the foregoing transactions are set forth in Section 14.3.

10.2. Changes in Capital Structure. In the event of any stock split, reverse stock split, recapitalization, combination or reclassification of stock, stock dividend, spin-off, extraordinary cash dividend or similar change to the capital structure of the Company (not including a Fundamental Transaction or Change in Control), the Board shall make appropriate equitable adjustments in order to preserve the value of outstanding and future Awards under the Plan, including adjustments to: (a) the number and type of Awards that may be granted under this Plan, (b) the number and type of Options that may be granted to any individual under this Plan, (c) the terms of any SAR, (d) the Purchase Price and number and class of securities issuable under each outstanding Stock Award, (e) the Option Price and number and class of securities issuable under each outstanding Option, and (f) the repurchase price of any securities substituted for Award Shares that are subject to repurchase rights. Subject to the foregoing requirement, the specific form of any such adjustments shall be determined by the Board. Unless the Board specifies otherwise, any securities issuable as a result of any such adjustment shall be rounded down to the next lower whole security. The Board need not adopt the same rules for each Award or each Awardee.

10.3. Fundamental Transactions. Except for grants to Non-Employee Directors pursuant to Sections 11 herein, in the event of (a) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption shall be binding on all Participants), (b) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (c) the sale of all or substantially all of the assets of the Company, or (d) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction (each, a “Fundamental Transaction”), any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement shall be binding on all participants under this Plan. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares held by the participants, substantially similar shares or other property subject to repurchase restrictions no less favorable to the participant. In the event such successor corporation (if any) does not assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 10.3, the vesting with respect to such Awards shall fully and immediately accelerate or the repurchase rights of the Company shall fully and immediately terminate, as the case may be, so that the Awards may be exercised or the repurchase rights shall terminate before, or otherwise in connection with the closing or completion of the Fundamental Transaction or event, but then terminate. Notwithstanding anything in this Plan to the contrary, the Committee may, in its sole discretion, provide that the vesting of any or all Award Shares subject to vesting or right of repurchase shall accelerate or lapse, as the case may be, upon a transaction described in this Section 10.3. If the Committee exercises such discretion with respect to Options, such Options shall become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of the Fundamental Transaction, they shall terminate at such time as determined by the Committee. Subject to any greater rights granted to participants under the foregoing provisions of this Section 10.3, in the event of the occurrence of any Fundamental Transaction, any outstanding Awards shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

10.4. Changes in Control. The Board may also, but need not, specify that other transactions or events constitute a “Change in Control”. The Board may do that either before or after the transaction or event occurs. Examples of transactions or events that the Board may treat as Changes in Control are: (a) any person or entity, including a “group” as contemplated by Section 13(d)(3) of the Exchange Act, acquires securities holding 30% or more of the total combined voting power or value of the Company, or (b) as a result of or in connection with a contested election of Company Directors, the persons who were Company Directors immediately before the election cease to constitute a majority of the Board. In connection with a Change in Control, notwithstanding any other provision of this Plan, the Board may, but need not, take any one or more of the actions described in Section 10.3. In addition, the Board may extend the date for the exercise of Awards (but not beyond their original Expiration Date). The Board need not adopt the same rules for each Award or each Awardee. Notwithstanding anything in this Plan to the contrary, in the event of an Involuntary Termination of services for any reason other than death, disability or Cause, within 18 months following the consummation of a Fundamental Transaction or Change in Control, any Awards, assumed or substituted in a Fundamental Transaction or Change in Control, which are subject to vesting conditions and/or the right of repurchase in favor of the Company or a successor entity, shall accelerate for 12 months of vesting so that such Award Shares are immediately exercisable upon Termination or, if subject to the right of repurchase in favor of the Company, such repurchase rights shall lapse as of the date of Termination. Such Awards shall be exercisable for a period of three (3) months following Termination.

10.5. Dissolution. If the Company adopts a plan of dissolution, the Board may cause Awards to be fully vested and exercisable (but not after their Expiration Date) before the dissolution is completed but contingent on its completion and may cause the Company’s repurchase rights on Award Shares to lapse upon completion of the dissolution. The Board need not adopt the same rules for each Award or each Awardee. Notwithstanding anything herein to the contrary, in the event of a dissolution of the Company, to the extent not exercised before the earlier of the completion of the dissolution or their Expiration Date, Awards shall terminate immediately prior to the dissolution.

10.6. Cut-Back to Preserve Benefits. If the Administrator determines that the net after-tax amount to be realized by any Awardee, taking into account any accelerated vesting, termination of repurchase rights, or cash payments to that Awardee in connection with any transaction or event set forth in this Section 10 would be greater if one or more of those steps were not taken or payments were not made with respect to that Awardee’s Awards or Award Shares, then, at the election of the Awardee, to such extent, one or more of those steps shall not be taken and payments shall not be made.

11.	Automatic Option Grants to Non-Employee Directors and Non-Employee Director Fee Option Grants

11.1. Automatic Option Grants to Non-Employee Directors.

(a) Grant Dates. Option grants to “Non-Employee Directors” (within the meaning of Rule 16b-3 of the Exchange Act) shall be made on the dates specified below:

(i) Each Non-Employee Director who is first elected or appointed to the Board at any time after the effective date of this Plan shall automatically be granted, on the date of such initial election or appointment, a Nonstatutory Option to purchase 30,000 Shares (the “Initial Grant”).

(ii) Commencing in 2008, on the date of each annual stockholders meeting, each individual who is to continue to serve as a Non-Employee Director (including directors who served on the Board prior to the Company’s initial public offering) shall automatically be granted a Nonstatutory Option to purchase 10,000 Shares (the “Annual Grant”), provided, however, that such individual has served as a Non-Employee Director for at least six (6) months.

(b) Exercise Price.

(i) The Option Price shall be equal to one hundred percent (100%) of the Fair Market Value of the Shares on the Option grant date.

(ii) The Option Price shall be payable in one or more of the alternative forms authorized pursuant to Section 6.4. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the Option Price must be made on the date of exercise.

(c) Option Term. Each Option shall have a term of ten (10) years measured from the Option grant date.

(d) Exercise and Vesting of Options. Except as otherwise determined by the whole Board, the Shares underlying each Option granted pursuant to Section 11.1 shall vest and be exercisable as set forth below.

(i) Initial Grant. The Shares underlying each Option issued pursuant to the Initial Grant shall vest and be exercisable as to 2.0833% of the Shares at the end of each full succeeding month from the date of grant, rounded down to the nearest whole Share, for so long as the Non-Employee Director continuously remains a Director of, or a Consultant to, the Company.

(ii) Annual Grant. The Shares underlying each Option issued pursuant to the Annual Grant shall vest and be exercisable as to 8.3333% of the Shares at the end of each full succeeding month from the date of grant, rounded down to the nearest whole Share, for so long as the Non-Employee Director continuously remains a Director of, or a Consultant to, the Company.

(e) Termination of Service. The following provisions shall govern the exercise of any Options held by the Awardee at the time the Awardee ceases to serve as a Non-Employee Director, Employee or Consultant:

(i) In General. Except as otherwise provided in Section 11.2, after cessation of service (the “Cessation Date”), the Awardee’s Options shall be exercisable to the extent (but only to the extent) they are vested on the Cessation Date and only during the three months after such Cessation Date, but in no event after the Expiration Date. To the extent the Awardee does not exercise an Option within the time specified for exercise, the Option shall automatically terminate.

(ii) Death or Disability. If an Awardee’s cessation of service is due to death or disability (as determined by the Board), all Options of that Awardee, to the extent exercisable upon such Cessation Date, may be exercised for one year after the Cessation Date, but in no event after the Expiration Date. In the case of a cessation of service due to death, an Option may be exercised as provided in Section 17. In the case of a cessation of service due to disability, if a guardian or conservator has been appointed to act for the Awardee and been granted this authority as part of that appointment, that guardian or conservator may exercise the Option on behalf of the Awardee. Death or disability occurring after an Awardee’s cessation of service shall not cause the cessation of service to be treated as having occurred due to death or disability. To the extent an Option is not so exercised within the time specified for its exercise, the Option shall automatically terminate.

(f) Board Discretion. The Awards under this Section 11.1 are not intended as the exclusive Awards that may be made to Non-Employee Directors under this Plan. The Board may, in its discretion, amend the Plan with respect to the terms of the Awards herein, may add or substitute other types of Awards or may temporarily or permanently suspend Awards hereunder, all without approval of the Company’s stockholders.

11.2. Certain Transactions and Events.

(a) In the event of a Fundamental Transaction while the Awardee remains a Non-Employee Director, the Shares at the time subject to each outstanding Option held by such Awardee pursuant to Section 11, but not otherwise vested, shall automatically vest in full so that each such Option shall, immediately prior to the effective date of the Fundamental Transaction, become exercisable for all the Shares as fully vested Shares and may be exercised for any or all of those vested Shares. Immediately following the consummation of the Fundamental Transaction, each Option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or Affiliate thereof).

(b) In the event of a Change in Control while the Awardee remains a Non-Employee Director, the Shares at the time subject to each outstanding Option held by such Awardee pursuant to Section 11, but not otherwise vested, shall automatically vest in full so that each such Option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the Shares as fully vested Shares and may be exercised for any or all of those vested Shares. Each such Option shall remain exercisable for such fully vested Shares until the expiration or sooner termination of the Option term in connection with a Change in Control.

(c) Each Option which is assumed in connection with a Fundamental Transaction shall be appropriately adjusted, immediately after such Fundamental Transaction, to apply to the number and class of securities which would have been issuable to the Awardee in consummation of such Fundamental Transaction had the Option been exercised immediately prior to such Fundamental Transaction. Appropriate adjustments shall also be made to the Option Price payable per share under each outstanding Option, provided the aggregate Option Price payable for such securities shall remain the same. To the extent the actual holders of the Company’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Fundamental Transaction, the successor corporation may, in connection with the assumption of the outstanding Options granted pursuant to Section 11, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Fundamental Transaction.

(d) The grant of Options pursuant to Section 11 shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

(e) The remaining terms of each Option granted pursuant to Section 11 shall, as applicable, be the same as terms in effect for Awards granted under this Plan. Notwithstanding the foregoing, the provisions of Section 9.4 and Section 10 shall not apply to Options granted pursuant to Section 11.

11.3. Limited Transferability of Options. Each Option granted pursuant to Section 11 may be assigned in whole or in part during the Awardee’s lifetime to one or more members of the Awardee’s family or to a trust established exclusively for one or more such family members or to an entity in which the Awardee is majority owner or to the Awardee’s former spouse, to the extent such assignment is in connection with the Awardee’s estate or financial plan or pursuant to a Domestic Relations Order or in any manner allowed under the Form S-8 rules if so permitted by the Administrator. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Administrator may deem appropriate. The Awardee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding Options under Section 11, and those Options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Awardee’s death while holding those Options. Such beneficiary or beneficiaries shall take the transferred Options subject to all the terms and conditions of the applicable Award Agreement evidencing each such transferred Option, including (without limitation) the limited time period during which the Option may be exercised following the Awardee’s death.

12.	Withholding and Tax Reporting

12.1. Tax Withholding Alternatives.

(a) General. Whenever Award Shares are issued or become free of restrictions, the Company may require the Awardee to remit to the Company an amount sufficient to satisfy any applicable tax withholding requirement, whether the related tax is imposed on the Awardee or the Company. The Company shall have no obligation to deliver Award Shares or release Award Shares from an escrow or permit a transfer of Award Shares until the Awardee has satisfied those tax withholding obligations. Whenever payment in satisfaction of Awards is made in cash, the payment will be reduced by an amount sufficient to satisfy all tax withholding requirements.

(b) Method of Payment. The Awardee shall pay any required withholding using the forms of consideration described in Section 6.4(b), except that, in the discretion of the Administrator, the Company may also permit the Awardee to use any of the forms of payment described in Section 6.4(c). The Administrator, in its sole discretion, may also permit Award Shares to be withheld to pay required withholding. If the Administrator permits Award Shares to be withheld, the Fair Market Value of the Award Shares withheld, as determined as of the date of withholding, shall not exceed the amount determined by the applicable minimum statutory withholding rates to the extent the Administrator determines such limit is necessary or advisable in light of generally accepted accounting principles.

12.2. Reporting of Dispositions. Any holder of Option Shares acquired under an Incentive Stock Option shall promptly notify the Administrator, following such procedures as the Administrator may require, of the sale or other disposition of any of those Option Shares if the disposition occurs during: (a) the longer of two years after the Grant Date of the Incentive Stock Option and one year after the date the Incentive Stock Option was exercised, or (b) such other period as the Administrator has established.

13.	Compliance with Law

The grant of Awards and the issuance and subsequent transfer of Award Shares shall be subject to compliance with all Applicable Law, including all applicable securities laws. Awards may not be exercised, and Award Shares may not be transferred, in violation of Applicable Law. Thus, for example, Awards may not be exercised unless: (a) a registration statement under the Securities Act is then in effect with respect to the related Award Shares, or (b) in the opinion of legal counsel to the Company, those Award Shares may be issued in accordance with an applicable exemption from the registration requirements of the Securities Act and any other applicable securities laws. The failure or inability of the Company to obtain from any regulatory body the authority considered by the Company’s legal counsel to be necessary or useful for the lawful issuance of any Award Shares or their subsequent transfer shall relieve the Company of any liability for failing to issue those Award Shares or permitting their transfer. As a condition to the exercise of any Award or the transfer of any Award Shares, the Company may require the Awardee to satisfy any requirements or qualifications that may be necessary or appropriate to comply with or evidence compliance with any Applicable Law.

14.	Amendment or Termination of this Plan or Outstanding Awards

14.1. Amendment and Termination. The Board may at any time amend, suspend, or terminate this Plan.

14.2. Stockholder Approval. The Company shall obtain the approval of the Company’s stockholders for any amendment to this Plan if stockholder approval is necessary or desirable to comply with any Applicable Law or with the requirements applicable to the grant of Awards intended to be Incentive Stock Options. The Board may also, but need not, require that the Company’s stockholders approve any other amendments to this Plan.

14.3. Effect. No amendment, suspension, or termination of this Plan, and no modification of any Award even in the absence of an amendment, suspension, or termination of this Plan, shall impair any existing contractual rights of any Awardee unless the affected Awardee consents to the amendment, suspension, termination, or modification. Notwithstanding anything herein to the contrary, no such consent shall be required if the Board determines, in its sole and absolute discretion, that the amendment, suspension, termination, or modification: (a) is required or advisable in order for the Company, this Plan or the Award to satisfy Applicable Law, to meet the requirements of any accounting standard or to avoid any adverse accounting treatment, or (b) in connection with any transaction or event described in Section 10, is in the best interests of the Company or its stockholders. The Board may, but need not, take the tax or accounting consequences to affected Awardees into consideration in acting under the preceding sentence. Those decisions shall be final, binding and conclusive. Termination of this Plan shall not affect the Administrator’s ability to exercise the powers granted to it under this Plan with respect to Awards granted before the termination of Award Shares issued under such Awards even if those Award Shares are issued after the termination.

15.	Reserved Rights

15.1. Nonexclusivity of this Plan. This Plan shall not limit the power of the Company or any Affiliate to adopt other incentive arrangements including, for example, the grant or issuance of stock options, stock, or other equity-based rights under other plans.

15.2. Unfunded Plan. This Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees, any such accounts will be used merely as a convenience. The Company shall not be required to segregate any assets on account of this Plan, the grant of Awards, or the issuance of Award Shares. The Company and the Administrator shall not be deemed to be a trustee of stock or cash to be awarded under this Plan. Any obligations of the Company to any Awardee shall be based solely upon contracts entered into under this Plan, such as Award Agreements. No such obligations shall be deemed to be secured by any pledge or other encumbrance on any assets of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any such obligations.

16.	Special Arrangements Regarding Award Shares

16.1. Escrow of Stock Certificates. To enforce any restrictions on Award Shares, the Administrator may require their holder to deposit the certificates representing Award Shares, with stock powers or other transfer instruments approved by the Administrator endorsed in blank, with the Company or an agent of the Company to hold in escrow until the restrictions have lapsed or terminated. The Administrator may also cause a legend or legends referencing the restrictions to be placed on the certificates.

16.2. Repurchase Rights.

(a) General. If a Stock Award is subject to vesting or other forfeiture conditions, the Company shall have the right, during the seven months after the Awardee’s Termination, to repurchase any or all of the Award Shares that were unvested or otherwise subject to forfeiture as of the date of that Termination. The repurchase price shall be such price as is determined by the Administrator in accordance with this Section which shall be either (i) the Purchase Price for the Award Shares (minus the amount of any cash dividends paid or payable with respect to the Award Shares for which the record date precedes the repurchase) or (ii) the lower of (A) the Purchase Price for the Shares or (B) the Fair Market Value of those Award Shares as of the date of the Termination. The repurchase price shall be paid in cash. The Company may assign this right of repurchase.

(b) Procedure. The Company or its assignee may choose to give the Awardee a written notice of exercise of its repurchase rights under this Section 16.2. However, the Company’s failure to give such a notice shall not affect its rights to repurchase Award Shares. The Company must, however, tender the repurchase price during the period specified in this Section 16.2 for exercising its repurchase rights in order to exercise such rights.

17.	Beneficiaries

An Awardee may file a written designation of one or more beneficiaries who are to receive the Awardee’s rights under the Awardee’s Awards after the Awardee’s death. An Awardee may change such a designation at any time by written notice. If an Awardee designates a beneficiary, the beneficiary may exercise the Awardee’s Awards after the Awardee’s death. If an Awardee dies when the Awardee has no living beneficiary designated under this Plan, the Company shall allow the executor or administrator of the Awardee’s estate to exercise the Award or, if there is none, the person entitled to exercise the Option under the Awardee’s will or the laws of descent and distribution; provided the Company may require of any such person, evidence of authority to act in such capacity as it deems appropriate. In any case, no Award may be exercised after its Expiration Date.

18.	Miscellaneous

18.1. Governing Law. This Plan, the Award Agreements and all other agreements entered into under this Plan, and all actions taken under this Plan or in connection with Awards or Award Shares, shall be governed by the laws of the State of Delaware.

18.2. Determination of Value. Fair Market Value shall be determined as follows:

(a) Listed Stock. If the Shares are traded on any established stock exchange or quoted on a national market system, Fair Market Value shall be the closing sales price for the Shares as quoted on that stock exchange or system for the date the value is to be determined (the “Value Date”) as reported in The Wall Street Journal or a similar publication. If no sales are reported as having occurred on the Value Date, Fair Market Value shall be that closing sales price for the last preceding trading day on which sales of Shares are reported as having occurred. If no sales are reported as having occurred during the five trading days before the Value Date, Fair Market Value shall be the closing bid for Shares on the Value Date. If Shares are listed on multiple exchanges or systems, Fair Market Value shall be based on sales or bid prices on the primary exchange or system on which Shares are traded or quoted.

(b) Stock Quoted by Securities Dealer. If Shares are regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, Fair Market Value shall be the mean between the high bid and low asked prices on the Value Date. If no prices are quoted for the Value Date, Fair Market Value shall be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted.

(c) No Established Market. If Shares are not traded on any established stock exchange or quoted on a national market system and are not quoted by a recognized securities dealer, the Administrator (following guidelines established by the Board or Committee) will determine Fair Market Value in good faith. The Administrator will consider the following factors, and any others it considers significant, in determining Fair Market Value: (i) the price at which other securities of the Company have been issued to purchasers other than Employees, Directors, or Consultants, (ii) the Company’s stockholder’s equity, prospective earning power, dividend-paying capacity, and non-operating assets, if any, and (iii) any other relevant factors, including the economic outlook for the Company and the Company’s industry, the Company’s position in that industry, the Company’s goodwill and other intellectual property, and the values of securities of other businesses in the same industry.

18.3. Reservation of Shares. During the term of this Plan, the Company shall at all times reserve and keep available such number of Shares as are still issuable under this Plan.

18.4. Electronic Communications. Any Award Agreement, notice of exercise of an Award, or other document required or permitted by this Plan may be delivered in writing or, to the extent determined by the Administrator, electronically. Signatures may also be electronic if permitted by the Administrator.

18.5. Notices. Unless the Administrator specifies otherwise, any notice to the Company under any Award Agreement or with respect to any Awards or Award Shares shall be in writing (or, if so authorized by Section 18.4, communicated electronically), shall be addressed to the Secretary of the Company, and shall only be effective when received by the Secretary of the Company.

MR. A SAMPLE	Electronic Voting Instructions

ADDRESS 1	You may submit a proxy by Internet!
ADDRESS 2	Available 24 hours a day, 7 days a week!

ADDRESS 3	VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR

Proxies submitted by the Internet must be received by 1:00 a.m. Central Time on September 23, 2009

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒	Submit a proxy by Internet • Log on to the Internet and go to www.investorvote.com • Follow the steps outlined on the secured website

Special Meeting Proxy Card

Ú IF YOU HAVE NOT SUBMITTED YOUR PROXY VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Ú

A.	Proposal — A VOTE FOR PROPOSAL NUMBER 1 IS RECOMMENDED BY THE BOARD OF DIRECTORS

	For	Against	Abstain
1. To amend our Revised 2007 Equity Incentive Plan	☐	☐	☐

B.	Non–Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance	☐
Mark the box to the right if you plan to attend the Annual Meeting.

C.	Authorized Signatures — Sign Here- This section must be completed for your vote to be counted — Date and Sign Below.

Please be sure to sign and date this Special Meeting Proxy Card.

Please sign this proxy exactly as you name appears hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation or partnership, please give full title as such. If a corporation or partnership, only authorized persons should sign.

Date (mm/dd/yyyy)	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box
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Form of Proxy Card

Ú IF YOU HAVE NOT SUBMITTED YOUR PROXY VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH, AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Ú

Proxy — PHARMASSET, INC.

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS

to be held on September 23, 2009

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PHARMASSET, INC.

Those signing on the reverse side, revoking any prior proxies, hereby appoint(s) Kurt Leutzinger and Paul Lubetkin, or each of them, with full power of substitution, as proxies to act and vote at the September 23, 2009 Special Meeting of Stockholders of Pharmasset, Inc. and at any adjournments thereof as indicated upon all matters referred to on the reverse side and described in the Proxy Statement for the Special Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF AMENDING OUR REVISED 2007 EQUITY INCENTIVE PLAN.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE